UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
RMG Acquisition Corp. III
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(l) and 0-11.

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION,
DATED JULY 14, 2023
RMG ACQUISITION CORP. III

57 Ocean, Suite 403
5775 Collins Avenue
Miami Beach, Florida 33140
PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING
OF SHAREHOLDERS OF
RMG ACQUISITION CORP. III
Dear Shareholders of RMG Acquisition Corp. III:
You are cordially invited to attend the Extraordinary General Meeting (the “Extraordinary General Meeting”) of shareholders of RMG Acquisition Corp. III, a Cayman Islands exempted company (the “Company,” “RMG III,” “we,” “us” or “our”), to be held on    , 2023, at    , Central Time, at the offices of Latham & Watkins LLP, located at 811 Main St., Suite 3700, Houston, Texas 77002, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet. You will be able to attend the Extraordinary General Meeting online, vote, and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/rmgiii/ext2023. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Latham & Watkins LLP. The accompanying proxy statement is dated    , 2023, and is first being mailed to shareholders of the Company on or about    , 2023.
Even if you are planning on attending the Extraordinary General Meeting online, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the Extraordinary General Meeting. It is strongly recommended that you complete and return your proxy card before the Extraordinary General Meeting date to ensure that your shares will be represented at the Extraordinary General Meeting. Instructions on how to vote your shares are on the proxy materials you received for the Extraordinary General Meeting.
The Extraordinary General Meeting is being held to consider and vote upon the following proposals:
(a) as a special resolution, to amend and restate the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) pursuant to an amended and restated Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Ordinary Shares” or “public shares”), included as part of the units sold in the Company’s initial public offering that was consummated on February 9, 2021 (the “IPO”), from August 9, 2023, to February 9, 2024 (the “Extension,” such date, the “Extended Date,” and such proposal, the “Extension Proposal”);
(b) as a special resolution, to amend and restate the Charter pursuant to an amended and restated Charter in the form set forth in Annex A of the accompanying proxy statement to eliminate from the Charter the limitation that the Company shall not redeem Class A Ordinary Shares included as part of the units sold in the IPO (including any shares issued in exchange thereof, the “public shares”) to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions (the “Redemption Limitation”, such amendment, the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”). The Redemption Limitation Amendment would allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation; and
(c) as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal and/or the Redemption Limitation Amendment Proposal (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal and/or the Redemption Limitation Amendment Proposal or where the Board has determined before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals, in either case, the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.
Each of the Extension Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE EXTENSION PROPOSAL, THE REDEMPTION LIMITATION AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.
On January 11, 2023, we amended our charter to extend the date by which the Company must consummate a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”) to August 9, 2023. The sole purpose of the Extension Proposal is to provide the Company more time to complete its previously announced business combination (the “Business Combination”) with H2B2 Electrolysis Technologies, Inc., a Delaware corporation (“H2B2”). On May 9, 2023, the Company entered into that certain Agreement and Plan of Merger (the “Merger Agreement”) with H2B2, pursuant to which H2B2 will merge into the Company with the Company surviving the merger.
The Charter provides that the Company has until August 9, 2023, to complete an initial business combination. While the Company and H2B2 are working toward satisfaction of the conditions to completion of the Business Combination, the Company’s board of directors (the “Board”) has determined that there may not be sufficient time before August 9, 2023 to complete the Business Combination. Therefore, the Board has determined that it is in the best interests of the Company’s shareholders to extend the date by which the Company has to complete an initial business combination to the Extended Date. If the Extension Proposal is approved, the Company plans to hold another shareholder meeting prior to the Extended Date, in order to seek shareholder approval of the Business Combination and related proposals. For more information regarding the Business Combination and the Merger Agreement, please read the Company’s Current Report on Form 8-K relating to the Business Combination that was filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 12, 2023 and the Registration Statement on Form S-4 initially filed with the SEC on July 6, 2023, as amended or supplemented from time to time, including the complete text of the Merger Agreement provided as an annex thereto and the proxy statement/prospectus included therein, in connection with the shareholder vote.
The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Charter the Redemption Limitation. Unless the Redemption Limitation Amendment Proposal is approved, the Company will not proceed with the Extension if redemptions of its public shares would cause the Company to exceed the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate the Business Combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the public shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of the Business Combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of the Business Combination, the Charter would prevent the Company from being able to consummate the Business Combination even if all other conditions to closing are met.
The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary General Meeting to a later date or dates, if necessary or convenient, if the Company determines that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Proposal and/or the Redemption Limitation Amendment Proposal or if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals.
In connection with the Extension Proposal or the Redemption Limitation Amendment Proposal, public shareholders may elect to redeem their shares for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to the Company (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable, expenses relating to the administration of the trust account and limited withdrawals for working capital), divided by the number of then issued and outstanding Class A Ordinary Shares, regardless of how such public shareholders vote on the Extension Proposal or if they vote at all. If the Extension Proposal or the Redemption Limitation Amendment Proposal is approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their Class A Ordinary Shares upon consummation of our initial business combination when it is submitted to a vote of the shareholders, subject to any limitations set forth in the Charter, as amended. In addition, public shareholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.
Based upon the amount held in the Trust Account as of June 30, 2023, which was $10,186,300.04, and estimated interest income and taxes post June 30, 2023, the Company estimates that the per share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $    at the time of the Extraordinary General Meeting. The closing price of a Class A Ordinary Share on July 13, 2023, was $11.36. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.
Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if either of the Extension Proposal or the Redemption Limitation Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:
(1) (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and
(2) prior to 5:00 p.m., Central Time, on    , 2023 (two business days prior to the vote at the Extraordinary General Meeting), (a) submit a written request to Continental Stock Transfer & Trust Company (“Continental”), the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”). In order to validly redeem your public shares, you must identify yourself as a beneficial holder and provide your legal name, phone number and address in your written demand to Continental. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to withdraw the shares from your account and to identify you as the beneficial holder in order to exercise your redemption rights.
Holders of units of the Company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal and/or the Redemption Limitation Amendment Proposal.
If the Extension Proposal is not approved and we do not consummate an initial business combination by August 9, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable, expenses relating to the administration of the trust account and limited withdrawals for working capital), by (B) the total number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining public shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under the Cayman Islands Companies Act (as amended) (the “Companies Act”) to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by August 9, 2023.
Approval of each of the Extension Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of the holders of at least two thirds of the Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share, of the Company issued to the Sponsor in a private placement prior to the IPO (“Class B Ordinary Shares” and, together with the Class A Ordinary Shares, the “Ordinary Shares”) issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.”
The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.”
The Board has fixed the close of business on    , 2023, as the record date for the Extraordinary General Meeting. Only shareholders of record on    , 2023, are entitled to notice of and to vote at the Extraordinary General Meeting or any postponement or adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.
You are not being asked to vote on an initial business combination, including the Business Combination, at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on an initial business combination if and when such transaction is submitted to shareholders and the right to redeem your public shares for cash from the Trust Account in the event a proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date. If an initial business combination is not consummated by the Extended Date, assuming the Extension is implemented, the Company will redeem its public shares.
All RMG III shareholders are cordially invited to attend the Extraordinary General Meeting via the Internet at https://www.cstproxy.com/rmgiii/ext2023. To ensure your representation at the Extraordinary General Meeting, however, you are urged to complete, sign, date and return your proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the Extraordinary General Meeting.
A shareholder’s failure to vote in person or by proxy will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.
YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the proxy statement and accompanying Notice of Extraordinary General Meeting for a more complete statement of matters to be considered at the Extraordinary General Meeting.
If you have any questions or need assistance voting your ordinary shares, please contact Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing RMGC.info@investor.morrowsodali.com.
On behalf of our board of directors, we would like to thank you for your support of RMG Acquisition Corp. III.

      , 2023
By Order of the Board,

D. James Carpenter Chairman
If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD CLASS A ORDINARY SHARES AS PART OF UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE EXTRAORDINARY GENERAL MEETING THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (3) DELIVER YOUR CLASS A ORDINARY SHARES TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DTC’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
This proxy statement is dated    , 2023
and is first being mailed to our shareholders with the form of proxy on or about    , 2023.

IMPORTANT
Whether or not you expect to attend the Extraordinary General Meeting, you are respectfully requested by the Company’s board of directors (the “Board”) to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the Extraordinary General Meeting.
RMG Acquisition Corp. III
57 Ocean, Suite 403
5775 Collins Avenue
Miami Beach, Florida 33140
NOTICE OF THE EXTRAORDINARY GENERAL MEETING
TO BE HELD ON    , 2023
Dear Shareholders of RMG Acquisition Corp. III:
NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting (the “Extraordinary General Meeting”) of shareholders of RMG Acquisition Corp. III, a Cayman Islands exempted company (the “Company”), will be held on    , 2023, at, Central Time, at the offices of Latham & Watkins LLP, located at 811 Main St., Suite 3700, Houston, Texas 77002, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, and will be available to attend virtually via the Internet. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Latham & Watkins LLP. The Extraordinary General Meeting will be held to consider and vote upon the following proposals:
(1) Proposal No. 1—The Extension Proposal—as a special resolution, to amend and restate the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) pursuant to an amended and restated Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Ordinary Shares” or “public shares”), included as part of the units sold in the Company’s initial public offering that was consummated on February 9, 2021 (the “IPO”), from August 9, 2023, to February 9, 2024 (the “Extension,” such date, the “Extended Date,” and such proposal, the “Extension Proposal”);
(2) Proposal No. 2—The Redemption Limitation Amendment Proposal—as a special resolution, to amend and restate the Charter pursuant to an amended and restated Charter in the form set forth in Annex A of the accompanying proxy statement to eliminate from the Charter the limitation that the Company shall not redeem Class A Ordinary Shares included as part of the units sold in the IPO (including any shares issued in exchange thereof, the “public shares”) to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions (the “Redemption Limitation”, such amendment, the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”). The Redemption Limitation Amendment would allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation; and
(3) Proposal No. 3—The Adjournment Proposal—as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal and/or the Redemption Limitation Amendment Proposal (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal and/or the Redemption Limitation Amendment Proposal or where the Board has determined before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals, in either case, the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.
On January 11, 2023, we amended our charter to extend the date by which the Company must consummate a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”) to August 9, 2023. The sole purpose of the Extension Proposal is to provide the Company more time to complete its previously announced business combination (the “Business Combination”) with H2B2 Electrolysis Technologies, Inc., a Delaware corporation (“H2B2”). On May 9, 2023, the Company entered into that certain Agreement and Plan of Merger (the “Merger Agreement”) with H2B2, pursuant to which H2B2 will merge into the Company with the Company surviving the merger. Approval of the Extension Proposal is a condition to the implementation of the Extension. In addition, we will not proceed with the Extension if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension. For more information regarding the Business Combination and the Merger Agreement, please read the Company’s Current Report on Form 8-K relating to the Business Combination that was filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 12, 2023, and the Registration Statement on Form S-4 initially filed with the SEC on July 6, 2023, as amended or supplemented from time to time, including the complete text of the Merger Agreement provided as an annex thereto and the proxy statement/prospectus included therein, in connection with the shareholder vote.
The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Charter the Redemption Limitation. Unless the Redemption Limitation Amendment Proposal is approved, the Company will not proceed with the Extension if redemptions of its public shares would cause the Company to exceed the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate the Business Combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the public shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of the Business Combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of the Business Combination, the Charter would prevent the Company from being able to consummate the Business Combination even if all other conditions to closing are met.
The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary General Meeting to a later date or dates, if necessary or convenient, if the Company determines that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Proposal and/or the Redemption Limitation Amendment Proposal or if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals.
Approval of each of the Extension Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under the Cayman Islands Companies Act (as amended) (the “Companies Act”), being the affirmative vote of the holders of at least two-thirds of the Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share, of the Company issued to the Sponsor in a private placement prior to the IPO (“Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”) issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.”
Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.”
In connection with the Extension Proposal and the Redemption Limitation Amendment Proposal, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to the Company (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable, expenses relating to the administration of the trust account and limited withdrawals for working capital), divided by the number of then-issued and outstanding Class A Ordinary Shares, regardless of how such public shareholders vote on the Extension Proposal or the Redemption Limitation Amendment Proposal, or if they vote at all. If the Extension Proposal is approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their Class A Ordinary Shares upon consummation of our initial business combination when it is submitted to a vote of the shareholders, subject to any limitations set forth in the Charter. In addition, public shareholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.
Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if either of the Extension Proposal or the Redemption Limitation Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:
(1) (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and
(2) prior to 5:00 p.m., Central Time, on    , 2023 (two business days prior to the vote at the Extraordinary General Meeting), (a) submit a written request to Continental Stock Transfer & Trust Company (“Continental”), the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company. In order to validly redeem your public shares, you must identify yourself as a beneficial holder and provide your legal name, phone number and address in your written demand to Continental. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to withdraw the shares from your account and to identify you as the beneficial holder in order to exercise your redemption rights.
Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for or against the Extension Proposal and/or the Redemption Limitation Amendment Proposal or do not vote at all at the Extraordinary General Meeting.
If the Extension Proposal is not approved and we do not consummate an initial business combination by August 9, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable, expenses relating to the administration of the trust account and limited withdrawals for working capital), by (B) the total number of then-issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.
The Company’s sponsor is RMG Sponsor III, LLC, a Delaware limited liability company (the “Sponsor”). The Sponsor and the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Class B Ordinary Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by August 9, 2023, although they will be entitled to liquidating distributions from the Trust Account with respect to any Class A Ordinary Shares they hold if the Company fails to complete its initial business combination by such date. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by August 9, 2023.
If the Company liquidates, the Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below (1) $10.00 per public share or (2) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, expenses relating to the administration of the trust account and limited withdrawals for working capital, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The per-share liquidation price for the public shares is anticipated to be approximately $ (based on the amount held in the Trust Account as of June 30, 2023 and estimated interest income and taxes post-June 30, 2023). Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $  due to unforeseen claims of potential creditors.
If the Extension Proposal is approved, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable, expenses relating to the administration of the trust account and limited withdrawals for working capital), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The funds remaining in the Trust Account after the removal of such Withdrawal Amount shall be available for use by the Company to complete an initial business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on an initial business combination through the Extended Date if the Extension Proposal is approved.
The withdrawal of the Withdrawal Amount will reduce the amount held in the Trust Account, and the amount remaining in the Trust Account may be significantly less than the $10,186,300.04 that was in the Trust Account as of June 30, 2023. In such an event, the Company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.
Only shareholders of record of the Company as of the close of business on    , 2023, are entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournment or postponement thereof. Each Ordinary Share entitles the holder thereof to one vote. On the record date, there were 12,993,402 Ordinary Shares issued and outstanding, including 918,402 Class A Ordinary Shares and 12,075,000 Class B Ordinary Shares. The Company’s warrants do not have voting rights in connection with the proposals.
Your vote is important. Proxy voting permits shareholders unable to attend the Extraordinary General Meeting in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Extraordinary General Meeting by following the instructions included in this proxy statement and on the proxy card.
It is strongly recommended that you complete and return your proxy card before the Extraordinary General Meeting date to ensure that your shares will be represented at the Extraordinary General Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. If you have any questions or need assistance voting your Ordinary Shares, please contact Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing RMGC.info@investor.morrowsodali.com.
By Order of the Board,

D. James Carpenter
Chairman
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON    , 2023
This Notice of Extraordinary General Meeting and Proxy Statement are available at     .

RMG Acquisition Corp. III
PROXY STATEMENT
FOR THE EXTRAORDINARY GENERAL MEETING
To Be Held at   , Central Time, on   , 2023
This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the board of directors (the “Board”) for use at the extraordinary general meeting of RMG Acquisition Corp. III, a Cayman Islands exempted company (the “Company,” “RMG III,” “we,” “us” or “our”), and any postponements, adjournments or continuations thereof (the “Extraordinary General Meeting”). The Extraordinary General Meeting will be held on   , 2023, at   , Central Time, at the offices of Latham & Watkins LLP, located at 811 Main St., Suite 3700, Houston, Texas 77002, and will be available to attend virtually via the Internet. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/rmgiii/ext2023. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Latham & Watkins LLP.
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) that are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact included in this proxy statement including, without limitation, regarding the Company’s financial position, business strategy, the Business Combination, and the plans and objectives of management for future operations, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 18, 2023, the Company’s subsequent Quarterly Reports on Form 10-Q, the Company’s preliminary prospectus/proxy statement included in the Registration Statement on Form S-4 originally filed by the Company with the SEC on July 6, 2023, as amended from time to time (the “Registration Statement”), and elsewhere in our filings with the SEC. The Company’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.
Why am I receiving this proxy statement?
This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Extraordinary General Meeting to be held in person or virtually on      , 2023, or at any adjournments or postponement thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Extraordinary General Meeting.
RMG III is a blank check company incorporated on December 23, 2020 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (an “initial business combination”).
In December 2020, the Company’s sponsor, RMG Sponsor III, LLC, a Delaware limited liability company (the “Sponsor”), paid an aggregate of $25,000 to cover for certain expenses on behalf of the Company in exchange for issuance of 10,062,500 Class B ordinary shares, par value $0.0001 per share, of the Company (the “Class B Ordinary Shares”). On January 30, 2021, the Company effectuated a 5-for-6 share split of the Class B Ordinary Shares, resulting in an aggregate outstanding amount of 12,075,000 Class B Ordinary Shares.
On February 9, 2021, the Company consummated its initial public offering (“IPO”) of 48,300,000 units at $10.00 per unit. Each unit consists of one Class A ordinary share, par value $0.0001 per share, of the Company (“Class A Ordinary Shares” or “public shares”) and one-fifth of one redeemable warrant to purchase one Class A Ordinary Share. Simultaneously with the consummation of the IPO, RMG III completed the private placement of 8,216,330 private placement warrants (the “Private Placement” and collectively the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant to the Sponsor, generating gross proceeds to us of approximately $12.3 million. Following the closing of the IPO and the Private Placement, a total of $483.0 million ($10.00 per unit) of the net proceeds from its IPO and the Private Placement were placed in a trust account at Citibank N.A. (the “Trust Account”) with Continental Stock Transfer & Trust Company (“Continental”) acting as trustee.
On January 11, 2023, the Company held an extraordinary general meeting at which its shareholders approved, by special resolution, the proposal to amend and restate the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) to extend the date by which the Company must (1) consummate its initial business combination, (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A Ordinary Shares included as part of the units sold in the IPO, from February 9, 2023 to May 9, 2023 and to allow the Company, without another shareholder vote, to elect to further extend the date to consummate a business combination up to three times by an additional month each time after May 9, 2023, upon two days’ advance notice prior to the applicable deadline, for a total of up to three months, to August 9, 2023, if the Company had entered into a definitive business combination agreement (the “First Extension”). In connection with the First Extension, a total of 260 shareholders elected to redeem an aggregate of 47,381,598 Class A Ordinary Shares, representing approximately 98.10% of the issued and outstanding Class A Ordinary Shares. As a result, an aggregate of approximately $478 million (or approximately $10.09 per share) was released from the Trust Account to pay such shareholders.
Following the First Extension, our Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of public shares if we do not complete our initial business combination by August 9, 2023.
The Company previously announced its business combination (the “Business Combination”) with H2B2 Electrolysis Technologies, Inc., a Delaware corporation (“H2B2”). On May 9, 2023, the Company entered into that certain Agreement and Plan of Merger (the “Merger Agreement”) with H2B2, pursuant to which H2B2 will merge into the Company with the Company surviving the merger. For more information regarding the Business Combination and the Merger Agreement, please read the Company’s Current Report on Form 8-K relating to the Business Combination that was filed with the U.S. Securities and Exchange Commission (the “SEC”) on

May 12, 2023 and the Registration Statement on Form S-4 initially filed with the SEC on July 6, 2023, as amended or supplemented from time to time, including the complete text of the Merger Agreement provided as an annex thereto and the proxy statement prospectus included therein, in connection with the shareholder vote.
The Company’s Charter provides that the Company has until August 9, 2023, to complete an initial business combination. While the Company and H2B2 are working toward satisfaction of the conditions to completion of the Business Combination, the Company’s Board has determined that there may not be sufficient time before August 9, 2023 to complete the Business Combination. Therefore, the Board has determined that it is in the best interests of the Company’s shareholders to extend the date by which the Company has to complete an initial business combination to February 9, 2024 (the “Extended Date”).
Additionally, the Company believes that the Redemption Limitation (as defined below) is no longer needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “ penny stock” rules. Because the public shares would not be deemed to be “ penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal (as defined below) to facilitate the consummation of the Business Combination.
What is being voted on?
You are being asked to vote on the following proposals:
(1) as a special resolution, to amend and restate the Company’s Charter pursuant to an amended and restated Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must (a) consummate an initial business combination, (b) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (c) redeem all of the Class A Ordinary Shares included as part of the units sold in the IPO, from August 9, 2023, to the Extended Date (the “Extension,” and such proposal, the “Extension Proposal”);
(2) as a special resolution, to amend and restate the Charter pursuant to an amended and restated Charter in the form set forth in Annex A of this proxy statement to eliminate from the Charter the limitation that the Company shall not redeem Class A Ordinary Shares included as part of the units sold in the IPO (including any shares issued in exchange thereof, the “public shares”) to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions (the “Redemption Limitation”, such amendment, the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”). The Redemption Limitation Amendment would allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation; and
(3) as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal and/or the Redemption Limitation Amendment Proposal (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal and/or the Redemption Limitation Amendment Proposal or where the Board has determined before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals, in either case, the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.
You are not being asked to vote on an initial business combination, including the Business Combination, at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on our initial business combination if and when it is submitted to shareholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board. Robert S. Mancini and Wesley Sima have been designated as proxies by our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Extraordinary General Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described below. If any matters not described in this proxy statement are properly presented at the Extraordinary General Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Extraordinary General Meeting is adjourned, the proxy holders can vote the shares on the new Extraordinary General Meeting date as well, unless you have properly revoked your proxy instructions, as described elsewhere herein.
Can I attend the Extraordinary General Meeting?
The Extraordinary General Meeting will be held at    , Central Time, on     , 2023, at the offices of Latham & Watkins LLP, located at 811 Main St., Suite 3700, Houston, Texas 77002, or virtually via live webcast. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/rmgiii/ext2023. The Extraordinary General Meeting will comply with the meeting rules of conduct. The rules of conduct will be posted on the virtual meeting web portal. We encourage you to access the Extraordinary General Meeting webcast prior to the start time. Online check-in will begin fifteen minutes prior to the start time of the Extraordinary General Meeting, and you should allow ample time for the check-in procedures. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Latham & Watkins LLP. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares.
Why should I vote to approve the Extension Proposal?
Our Board believes shareholders will benefit from the Company consummating the Business Combination with H2B2 and is proposing the Extension to extend the date by which the Company has to complete an initial business combination until the Extended Date. The Extension would give the Company the opportunity to complete the Business Combination with H2B2.
The Charter currently provides that if the Company does not complete an initial business combination by August 9, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable, expenses relating to the administration of the trust account and limited withdrawals for working capital), by (B) the total number of then-issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining public shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under the Companies Act (as amended) of the Cayman Islands (the “Companies Act”) to provide for claims of creditors and other requirements of applicable law.
We believe that the provisions of the Charter described in the preceding paragraph were included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing the Business Combination and our belief that the Business Combination offers an attractive investment for our shareholders, the Extension is warranted.
In connection with the Extension, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable, expenses relating to the administration of the trust account and limited withdrawals for working capital), divided by the number of then-issued and outstanding Class A Ordinary Shares, regardless of how such public shareholders vote on the Extension Proposal, or if they vote at all. We will not proceed with the Extension if redemptions of public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal.
Liquidation of the Trust Account is a fundamental obligation of the Company to the public shareholders and the Company is not proposing and will not propose to change that obligation to the public shareholders. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with an initial business combination. Assuming the Extension is approved, the Company will have until the Extended Date to complete an initial business combination.
Our Board recommends that you vote in favor of the Extension Proposal, but expresses no opinion as to whether you should redeem your public shares.
What vote is required to approve the Extension Proposal?
Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.” Because the Initial Shareholders own more than two-thirds of the issued and outstanding Ordinary Shares, the Sponsor may be able to effectively control the outcome of the vote and certain other matters requiring approval by the Company’s shareholders, including amendments to the Charter and approval of significant corporate transactions.
Why should I vote to approve the Redemption Limitation Amendment Proposal?
As discussed above, the Board believes the opportunity to consummate an initial business combination is in the best interests of the Company and its shareholders. In connection with the Extension, public shareholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-issued and outstanding Class A Ordinary Shares, regardless of how such public shareholders vote on the Extension Proposal, or if they vote at all. Unless the Redemption Limitation Amendment Proposal is approved, the Company will not proceed with the Extension if redemptions of the Company’s public shares would cause the Company to exceed the Redemption Limitation. By eliminating the Redemption Limitation, the Company makes it more likely that it will proceed with the Extension and have the opportunity to consummate the Business Combination.
If holders of public shares do not elect to redeem their public shares, such holders will retain redemption rights in connection with any future initial business combination the Company may propose. Assuming the Extension Proposal is approved, the Company will have until February 9, 2024 to consummate an initial business combination.
What vote is required to approve the Redemption Limitation Amendment Proposal?
Approval of the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.”
What vote is required to approve the Adjournment Proposal?
Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting. How do the Company insiders intend to vote their shares?

The Sponsor, the Company’s directors, officers and initial shareholders and their permitted transferees (collectively, the “Initial Shareholders”) are expected to vote any Class A Ordinary Shares and Class B Ordinary Shares (together, the “Ordinary Shares”) over which they have voting control in favor of the Extension Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal.
The Initial Shareholders are not entitled to redeem any Ordinary Shares held by them. On the record date, the Initial Shareholders beneficially owned and were entitled to vote 12,075,000 Ordinary Shares, which represents 92.9% of the Company’s issued and outstanding Ordinary Shares.
Subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Extraordinary General Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $   per share, based on the amounts held in the Trust Account as of June 30, 2023); (b) would represent in writing that such public shares will not be voted in favor of approving the proposals presented herein; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.
To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Extraordinary General Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the proposals presented herein will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of Ordinary Shares for which the Company has received redemption requests pursuant to its redemption offer.
The purpose of such share purchases and other transactions would be to increase the likelihood of (i) otherwise limiting the number of public shares electing to redeem and (ii) the Company’s net tangible assets (as determined in accordance with Rule 3a51(g)(l) of the Exchange Act) being at least $5,000,001.
If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the proposals at the Extraordinary General Meeting and could decrease the chances that the proposals would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.
The Company hereby represents that any Company securities purchased by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the proposals.
Who is the Company’s Sponsor?
The Company’s sponsor is RMG Sponsor III, LLC, a Delaware limited liability company. The Sponsor currently owns an aggregate of 12,075,000 Ordinary Shares, all of which are Class B Ordinary Shares. The Sponsor is controlled by its manager, MKC Investments LLC (the “Manager”). Robert S. Mancini, the Company’s Chief Executive Officer and a Member of the Board, D. James Carpenter, the Chairman of the Board, and Philip Kassin, the Company’s President, Chief Operating Officer, and a member of the Board, are the managing members of the Manager. Each of the Company’s directors and officers is a U.S. citizen.

What if I want to vote against or don’t want to vote for any of the proposals?
If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.
What happens if the Extension Proposal is not approved?
If the Extension Proposal is not approved and we do not consummate an initial business combination by August 9, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable, expenses relating to the administration of the trust account and limited withdrawals for working capital), by (B) the total number of then-issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining public shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.
The Initial Shareholders have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Class B Ordinary Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by August 9, 2023, although they will be entitled to liquidating distributions from the Trust Account with respect to any Class A Ordinary Shares they hold if the Company fails to complete its initial business combination by such date. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by August 9, 2023. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.
What happens if the Redemption Limitation Amendment Proposal is not approved?
If the Extension Proposal is approved but the Redemption Limitation Amendment Proposal is not approved, the Company will not redeem public shares in an amount that would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and the Company receives notice of redemptions of public shares approaching or in excess of the Redemption Limitation, the Company and/or the Sponsor may take action to increase the Company’s net tangible assets to avoid exceeding the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because the Company does not take action to increase its net tangible assets or because its attempt to do so is not successful, then the Company will not proceed with the Extension and the Company will not redeem any public shares in connection with the Extension Proposal, and the public shareholders will retain their shares and redemption rights.
If the Extension Proposal is approved, what happens next?
The Company is continuing its efforts to complete its initial business combination. The Company is seeking approval of the Extension because the Company may not be able to complete an initial business combination prior to August 9, 2023. If the Extension is approved, the Company expects to continue to work to satisfy the closing conditions specified in the Merger Agreement and seek shareholder approval to complete the Business Combination. If shareholders approve the Business Combination, the Company expects to consummate the Business Combination as soon as possible following shareholder approval and satisfaction of the other conditions to the consummation of the Business Combination.
Upon approval of the Extension Proposal by the holders of at least two-thirds of the Ordinary Shares represented in person or by proxy and entitled to vote thereon and who do so at the Extraordinary General Meeting, the Company will file an amended and restated Charter with the Cayman Islands Registrar of

Companies (the “Cayman Registrar”) in the form attached as Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, Class A Ordinary Shares and public warrants will remain publicly traded.
If the Extension is approved, any removal of any Withdrawal Amount (defined as an amount equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable, expenses relating to the administration of the trust account and limited withdrawals for working capital), divided by the number of then outstanding public shares) from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of Ordinary Shares held by the Sponsor through the Class B Ordinary Shares. We will not proceed with the Extension if redemptions of public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension.
If the Extension is approved, an affiliate of our Sponsor will continue to have the right to receive payments from the Company of $20,000 per month for office space, administrative and support services until the earlier of the Company’s consummation of an initial business combination or the Company’s liquidation pursuant to the Administrative Services Agreement, dated as of February 4, 2021, by and between the Company and the Sponsor (the “Administrative Services Agreement”).
Where will I be able to find the voting results of the Extraordinary General Meeting?
We will announce preliminary voting results at the Extraordinary General Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Extraordinary General Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Extraordinary General Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.
Would I still be able to exercise my redemption rights in connection with a vote to approve a proposed initial business combination?
Yes. Assuming you are a shareholder as of the record date for voting on a proposed initial business combination, you will be able to vote on a proposed initial business combination if and when it is submitted to shareholders. If you disagree with an initial business combination, you will retain your right to redeem your public shares upon consummation of such initial business combination, subject to any limitations set forth in our Charter.
How do I change my vote?
Shareholders may send a later-dated, signed proxy card to the Company at 57 Ocean, Suite 403, 5775 Collins Ave., Miami Beach, Florida 33140, attn.: Chief Operating Officer, so that it is received prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on     , 2023). Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Operating Officer, which must be received prior to the vote at the Extraordinary General Meeting, or by attending the Extraordinary General meeting, revoking their proxy and voting in person. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.
How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals. A shareholder’s failure to vote by proxy or to vote in person at the meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.
If my shares are held in “street name,” will my broker automatically vote them for me?
If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.
What is a quorum?
A quorum is the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under our Charter and the Companies Act. The presence, in person, by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote at the Extraordinary General Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “nondiscretionary” matter.
Who can vote at the Extraordinary General Meeting?
Holders of our Ordinary Shares as of the close of business on      , 2023, the record date, are entitled to vote at the Extraordinary General Meeting. As of the record date, there were 12,993,402 Ordinary Shares issued and outstanding, consisting of 918,402 Class A Ordinary Shares and 12,075,000 Class B Ordinary Shares. In deciding all matters at the Extraordinary General Meeting, each shareholder will be entitled to one vote for each share held by them on the record date. Holders of Class A Ordinary Shares and holders of Class B Ordinary Shares will vote together as a single class on all matters submitted to a vote of our shareholders except as required by law. The Initial Shareholders own all of our issued and outstanding Class B Ordinary Shares, constituting approximately 92.9% of our issued and outstanding Ordinary Shares.
Registered Shareholders. If our shares are registered directly in your name with our transfer agent, Continental, you are considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Extraordinary General Meeting.
Street Name Shareholders. If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the shareholder of record, you may not vote your Ordinary Shares at the Extraordinary General Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy, we refer to shareholders who hold their shares through a broker, bank or other nominee as “street name shareholders.”
Does the Board recommend voting for the approval of the proposals?
Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals are in the best interests of the Company and its shareholders. The Board recommends that the Company’s shareholders vote “FOR” each of the proposals.
What interests do the Sponsor and the Company’s directors and officers have in the approval of the proposals?
The Sponsor and the Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of Class B Ordinary Shares and Private Placement Warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “Proposal No. 1 — The Extension Proposal—Interests of the Sponsor and the Company’s Directors and Officers.”

Are there any dissenter’s or appraisal or similar rights for dissenting shareholders?
Neither the Companies Act nor our Charter provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Extraordinary General Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.
What happens to the Company’s warrants if the Extension is not approved?
If the Extension is not approved and we do not consummate an initial business combination by August 9, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable, expenses relating to the administration of the trust account and limited withdrawals for working capital), by (B) the total number of then-issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining public shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by August 9, 2023.
What happens to the Company’s warrants if the Extension is approved?
If the Extension is approved, the Company will continue to attempt to consummate an initial business combination until the Extended Date and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.
How are the funds in the Trust Account currently being held?
With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.
Following our IPO, the funds in the Trust Account were held in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. In the fourth quarter of 2022, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we instructed Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or liquidation. As a result, following such liquidation, we expect to receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.
How do I vote?
If you are a holder of record of Ordinary Shares on    , 2023, the record date for the Extraordinary General Meeting, you may vote in person or by virtual attendance at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.
How do I redeem my Ordinary Shares?
Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if either of the Extension Proposal or the Redemption Limitation Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:
(1) (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and
(2) prior to 5:00 p.m., Central Time, on      , 2023 (two business days prior to the vote at the Extraordinary General Meeting), (a) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”). In order to validly redeem your public shares, you must identify yourself as a beneficial holder and provide your legal name, phone number and address in your written demand to Continental. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to withdraw the shares from your account and to identify you as the beneficial holder in order to exercise your redemption rights.
Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal and/or the Redemption Limitation Amendment Proposal.
Based upon the amount held in the Trust Account as of June 30, 2023, which was $10,186,300.04, and estimated interest income and taxes post-June 30, 2023, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $   at the time of the Extraordinary General Meeting. The closing price of a Class A Ordinary Share on July 13, 2023, was $11.36. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.
What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.
Who is paying for this proxy solicitation?
Our Board is soliciting proxies for use at the Extraordinary General Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Morrow a fee of $15,000, plus associated disbursements for the Extraordinary General Meeting, and will reimburse Morrow for its reasonable out-of-pocket expenses and indemnify Morrow against certain losses, damages, expenses, liabilities or claims. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.
Who can help answer my questions?
If you have questions about the Extraordinary General Meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2022, and our subsequent Quarterly Reports on Form 10-Q, you should contact:
RMG Acquisition Corp. III
57 Ocean, Suite 403
5775 Collins Ave.
Miami Beach, Florida 33140
Telephone: (786) 359-4103
You may also contact the Company’s proxy solicitor at:
Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: RMGC.info@investor.morrowsodali.com
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”
For more information regarding the Business Combination and the Merger Agreement, please read the Company’s Current Report on Form 8-K relating to the Business Combination that was filed with the SEC on May 12, 2023 and the Registration Statement, including the proxy statement/prospectus included therein, as may be amended from time to time.
If you are a holder of public shares and you intend to seek redemption of your shares, you will need to deliver your public shares (either physically or electronically) to the transfer agent at the address below prior to 5:00 p.m., Central Time, on     , 2023 (two business days prior to the vote at the Extraordinary General Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:
Mark Zimkind
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
E-mail: mzimkind@continentalstock.com

RISK FACTORS
You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on April 18, 2023, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC, including the Registration Statement, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
There are no assurances that the Extension will enable us to complete the Business Combination.
Approving the Extension involves a number of risks. Even if the Extension is approved and implemented, the Company can provide no assurances that the Business Combination will be consummated prior to the Extended Date. Our ability to consummate any initial business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved and implemented, the Company expects to continue its efforts to complete the Business Combination, including seeking shareholder approval of the Business Combination. There can be no assurances that we will be able to complete the Business Combination, or if necessary, other business combination opportunities, prior to the Extended Date.
We are required to offer shareholders the opportunity to redeem public shares in connection with the Extension Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve the Business Combination. Even if the Extension or the Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash or public float to consummate the Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.
If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To mitigate the risk of that result, in the fourth quarter of 2022 we instructed Continental Stock Transfer & Trust Company to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or liquidation. As a result, following such liquidation, we expect to receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.
On March 30, 2022, the SEC issued the SPAC Rule Proposals, relating, among other things, to circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the effective date of the registration statement for its initial public offering. As indicated above, we completed our IPO in February 2021 and have operated as a blank check company searching for a target business with which to consummate an initial business combination since such time (or approximately 30 months after the effective date of our IPO, as of the date of this proxy statement).
There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC. It is possible that a claim could be made that we have been operating as an unregistered investment company, including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act, based on the current views of the SEC. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants or rights following such a transaction, and our warrants or rights would expire worthless.
To mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, in the fourth quarter of 2022 we instructed Continental Stock Transfer & Trust Company to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or liquidation. As a result, following such liquidation, we expect to receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company. This means that the amount available for redemption may not increase in the future, and those shareholders who elect not to redeem their public shares in connection with the Extension Amendment may receive no more than the same per share amount, without additional interest, if they redeem their public shares in connection with a business combination or if the Company is liquidated in the future, in each case as compared with the per share amount they would have received if they had redeemed their public shares in connection with the Extension Amendment.
The ability of our public shareholders to exercise redemption rights if the Extension Amendment Proposal is approved with respect to a large number of our public shares may adversely affect the liquidity and trading of our securities and may impact our ability to complete the Business Combination.
Pursuant to our charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension Amendment Proposal is approved. The ability of our public shareholders to exercise such redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our ordinary shares. As a result, you may be unable to sell your ordinary shares even if the per-share market price is higher than the per-share redemption price paid to public shareholders that elect to redeem their public shares if the Extension Amendment Proposal is approved.
In addition, after the Extraordinary General Meeting, we may be required to demonstrate compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Such continued listing requirements for our securities include, among other things, having at least 300 shareholders, 500,000 publicly held shares and a market value of our listed publicly held securities of $1 million. We cannot assure you that any of our public shares, units or public warrants will be able to meet any of Nasdaq’s continued listing requirements following any redemptions in connection with the Extraordinary General Meeting. If our securities do not meet the Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.
If we redeem our public shares in an amount in excess of the current Redemption Limitation and our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange. If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another approved national securities exchange, we expect that such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including: (i) a limited availability of market quotations for our securities, (ii) reduced liquidity for our securities, (iii) a determination that our public shares are “penny stocks” which will require brokers trading in our public shares to adhere to more stringent rules, including being subject to the depository requirements of Rule 419 of the Securities Act, and possibly result in a reduced level of trading activity in the secondary trading market for our securities, (iv) a decreased ability to issue additional securities or obtain additional financing in the future, and (v) a less attractive acquisition vehicle to a target business in connection with an initial Business Combination. The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our public shares, units and warrants qualify as covered securities under such statute. If we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

In addition, the Business Combination is subject to a closing condition, unless waived by the parties to the Merger Agreement, that the Company shall have not received valid redemption requests (that have not subsequently been withdrawn) that would require the Company to redeem public shares in an amount that would cause the Company not to have at least $5,000,001 of net tangible assets. If we redeem our public shares in an amount in excess of the current Redemption Limitation we may be unable to satisfy the conditions to closing the Business Combination. If additional funds are required to satisfy such closing condition and are not secured, we may be unable to consummate the Business Combination. Public shareholders who elect to not redeem their public shares in connection with the Extraordinary General Meeting may be unable to recover their investment except through sales of our shares on the open market or upon our liquidation or redemption of shares. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

THE EXTRAORDINARY GENERAL MEETING
Date, Time, Place and Purpose of the Extraordinary General Meeting
The Extraordinary General Meeting will be held in person or by proxy on    , 2023,    at    , Central Time, at the offices of Latham & Watkins LLP located at 811 Main St., Suite 3700, Houston, Texas 77002, or virtually via live webcast at https://www.cstproxy.com/rmgiii/ext2023, to consider and vote upon the proposals to be put to the Extraordinary General Meeting. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Latham & Watkins LLP.
At the Extraordinary General Meeting, you will be asked to consider and vote on proposals to:
(1) Proposal No. 1—The Extension Proposal—as a special resolution, to amend and restate the Company’s Charter pursuant to an amended and restated Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must (a) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”), (b) cease its operations except for the purpose of winding up if it fails to complete such initial business combination and (c) redeem all of the Class A Ordinary Shares, from August 9, 2023, to the Extended Date;
(2) Proposal No. 2—The Redemption Limitation Amendment Proposal—as a special resolution, to amend and restate the Charter pursuant to an amended and restated Charter in the form set forth in Annex A of this proxy statement to eliminate from the Charter the limitation that the Company shall not redeem public shares to the extent that such redemption would cause the Company’s net tangible assets to be less than the Redemption Limitation. The Redemption Limitation Amendment would allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation; and
(3) Proposal No. 3—The Adjournment Proposal—as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal and/or the Redemption Limitation Amendment Proposal (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal and/or the Redemption Limitation Amendment Proposal or where the Board has determined before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals, in either case, the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.
Voting Power; Record Date
Only shareholders of record of the Company as of the close of business on    , 2023, are entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournment or postponement thereof. Each Ordinary Share entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 12,993,402 Ordinary Shares issued and outstanding, including 918,402 Class A Ordinary Shares and 12,075,000 Class B Ordinary Shares. The Company’s warrants do not have voting rights in connection with the proposals.
Quorum and Vote of Shareholders
A quorum is the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under our Charter and the Companies Act. The presence, in person, by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote at the Extraordinary General Meeting constitutes a quorum. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.” Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter.
Votes Required
Approval of each of the Extension Proposal and the Redemption Limitation Amendment requires a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.
Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.
If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.
Voting
Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Extraordinary General Meeting in the manner you direct. You may vote for or withhold your vote for the proposal or you may abstain from voting. All valid proxies received prior to the Extraordinary General Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the proposals and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Extraordinary General Meeting.
You can vote your shares at the Extraordinary General Meeting in person or by proxy. You may attend the Extraordinary General Meeting via live webcast. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.
Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter.
Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow Sodali LLC, at (800) 662-5200 or by sending a letter to 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, or by emailing RMGC.info@investor.morrowsodali.com.
Revocability of Proxies
Shareholders may send a later-dated, signed proxy card to the Company at 57 Ocean, Suite 403, 5775 Collins Ave., Miami Beach, Florida, attn.: Philip Kassin, so that it is received prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on      , 2023) or attend the Extraordinary General Meeting in person or virtually and vote. Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Operating Officer, which must be received prior to the vote at the Extraordinary General Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.
Attendance at the Extraordinary General Meeting
The Extraordinary General Meeting will be held in person or by proxy at     , Central Time, on     , 2023, at the offices of Latham & Watkins LLP, located at 811 Main St., Suite 3700, Houston, Texas 77002, or virtually via live webcast online at https://www.cstproxy.com/rmgiii/ext2023. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Latham & Watkins LLP. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.
Solicitation of Proxies
The Company is soliciting proxies for use at the Extraordinary General Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Morrow to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Morrow a fee of $15,000, plus associated disbursements for the Extraordinary General Meeting, and will reimburse Morrow for its reasonable out-of-pocket expenses and indemnify Morrow against certain losses, damages, expenses, liabilities or claims. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies. You may contact Morrow at:
Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: RMGC.info@investor.morrowsodali.com
Some banks and brokers have customers who beneficially own Ordinary Shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Ordinary Shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.
Dissenters’ Rights of Appraisal
Neither the Companies Act nor our Articles provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Extraordinary General Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.
Shareholder Proposals
No business may be transacted at any annual general meeting or extraordinary general meeting other than business that is either (i) specified in the notice of the general meeting (or any supplement thereto) given by or at the direction of the directors of the Company or (ii) otherwise properly brought before the general meeting in accordance with the requirements set forth in the Charter.

Other Business
The Board does not know of any other matters to be presented at the Extraordinary General Meeting. If any additional matters are properly presented at the Extraordinary General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.
Principal Executive Offices
Our principal executive offices are located at 57 Ocean, Suite 403, 5775 Collins Ave., Miami Beach, Florida 33140. Our telephone number is (786) 359-4103. Our corporate website address is https://www.rmgacquisition.com/rmgiii. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

PROPOSAL NO. 1—THE EXTENSION PROPOSAL
Background
In December 2020, the Sponsor paid an aggregate of $25,000 to cover for certain expenses on behalf of the Company in exchange for issuance of 10,062,500 Class B Ordinary Shares. On January 30, 2021, the Company effectuated a 5-for-6 share split of the Class B Ordinary Shares, resulting in an aggregate outstanding amount of 12,075,000 Class B Ordinary Shares.
On February 9, 2021, the Company consummated its IPO of 48,300,000 units at $10.00 per unit. Each unit consists of one Class A Ordinary Share and one-fifth of one redeemable warrant to purchase one Class A Ordinary Share. Simultaneously with the consummation of the IPO, RMG III completed the Private Placement of 8,216,330 Private Placement Warrants at a purchase price of $1.50 per Private Placement Warrant to the Sponsor, generating gross proceeds to us of approximately $12.3 million. Following the closing of the IPO and the Private Placement, a total of $483.0 million ($10.00 per unit) of the net proceeds from its IPO and the Private Placement were placed in the Trust Account, with Continental acting as trustee.
On January 11, 2023, the Company held an extraordinary general meeting at which its shareholders approved, by special resolution, the First Extension. In connection with the First Extension, a total of 260 shareholders elected to redeem an aggregate of 47,381,598 Class A Ordinary Shares, representing approximately 98.10% of the issued and outstanding Class A Ordinary Shares. As a result, an aggregate of approximately $478 million (or approximately $10.09 per share) was released from the Trust Account to pay such shareholders.
Following the First Extension, our charter provides for the return of the IPO proceeds held in the Trust Account to the holders of public shares if we do not complete our initial business combination by August 9, 2023.
The Extension
We are proposing to amend and restate the Charter by special resolution pursuant to an amended and restated Charter in the form set forth in Annex A hereof to extend the date by which the Company must (1) consummate its initial business combination, (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A Ordinary Shares from August 9, 2023 to the Extended Date.
Reasons for the Extension Proposal
On May 9, 2023, the Company entered into the Merger Agreement with H2B2, pursuant to which H2B2 will merge into the Company with the Company surviving the merger. The sole purpose of the Extension Proposal is to provide the Company more time to complete its previously announced Business Combination with H2B2.
The Charter provides that the Company has until August 9, 2023, to complete an initial business combination. While the Company and H2B2 are working toward satisfaction of the conditions to completion of the Business Combination, the Company’s Board has determined that there may not be sufficient time before August 9, 2023 to complete the Business Combination. Therefore, the Board has determined that it is in the best interests of the Company’s shareholders to extend the date by which the Company has to complete an initial business combination to the Extended Date. If the Extension Proposal is approved, the Company plans to hold another shareholder meeting prior to the Extended Date, in order to seek shareholder approval of the Business Combination and related proposals. For more information regarding the Business Combination and the Merger Agreement, please read the Company’s Current Report on Form 8-K relating to the Business Combination that was filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 12, 2023 and the Registration Statement on Form S-4 initially filed with the SEC on July 6, 2023, as amended or supplemented from time to time, including the complete text of the Merger Agreement provided as an annex thereto and the proxy statement/prospectus included therein, in connection with the shareholder vote.
The Charter currently provides that if the Company does not complete an initial business combination by August 9, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable, expenses relating to the administration of the trust account and limited withdrawals for working capital), by (B) the total number of then-issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining public shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.
We believe that the provision of the Charter described in the preceding paragraph was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing the Business Combination and our belief that the Business Combination offers an attractive investment for our shareholders, the Extension is warranted.
The Company is not asking you to vote on any proposed initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination when it is submitted to shareholders in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable, expenses relating to the administration of the trust account and limited withdrawals for working capital), divided by the number of then outstanding public shares, in the event the proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date.
The Sponsor
The Company’s Sponsor is RMG Sponsor III, LLC, a Delaware limited liability company. The Sponsor (whose members include certain of the Company’s directors and officers) currently owns an aggregate of 12,075,000 Ordinary Shares, all of which are Class B Ordinary Shares.
If the Extension Proposal Is Not Approved
If the Extension Proposal is not approved and we do not consummate an initial business combination by August 9, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable, expenses relating to the administration of the trust account and limited withdrawals for working capital), by (B) the total number of then-issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining public shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.
The Initial Shareholders have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Class B Ordinary Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by August 9, 2023, although they will be entitled to liquidating distributions from the Trust Account with respect to any Class A Ordinary Shares they hold if the Company fails to complete its initial business combination by such date. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by August 9, 2023. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Extension Proposal Is Approved
If the Extension is approved, the Company will file an amended and restated Charter with the Cayman Registrar in the form of Annex A hereto to extend the time it has to complete an initial business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, Class A Ordinary Shares and public warrants will remain publicly traded. The Company will then continue to work to consummate its initial business combination by the Extended Date.
You are not being asked to vote on an initial business combination, including the Business Combination, at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on our initial business combination if and when it is submitted to shareholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date.
If the Extension Proposal is approved, and the Extension is implemented, the amount held in the Trust Account will be reduced by withdrawals in connection with any shareholder redemptions. The Company cannot predict the amount that will remain in the Trust Account if the Extension is approved, and the amount remaining in the Trust Account may be significantly less than the $10,186,300.04 that was in the Trust Account as of June 30, 2023. The Company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. Additionally, we will not proceed with the Extension if the number of redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension.
If the Extension is approved, the Sponsor will continue to receive payments from the Company of $20,000 per month for office space and administrative and support services provided to members of our management team until the earlier of the Company’s consummation of an initial business combination or the Company’s liquidation pursuant to the Administrative Services Agreement.
Redemption Rights
In connection with the approval of the Extension, each public shareholder may seek to redeem his, her or its public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any shareholder vote to approve a proposed initial business combination, or if the Company has not consummated an initial business combination by the Extended Date.
TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. CENTRAL TIME ON     , 2023. In order to validly redeem your public shares, you must identify yourself as a beneficial holder and provide your legal name, phone number and address in your written demand to Continental. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to withdraw the shares from your account and to identify you as the beneficial holder in order to exercise your redemption rights. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension and redemptions.
Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash in connection with the Extraordinary General Meeting to vote on the Extension Proposal and/or the Redemption Limitation Amendment Proposal. You will be entitled to receive cash for any public shares to be redeemed only if you:
(1) (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and
(2) prior to 5:00 p.m., Central Time, on     , 2023 (two business days prior to the vote at the Extraordinary General Meeting), (a) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC. In order to validly redeem your public shares, you must identify yourself as a beneficial holder and provide your legal name, phone number and address in your written demand to Continental. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to withdraw the shares from your account and to identify you as the beneficial holder in order to exercise your redemption rights.
Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal and/or the Redemption Limitation Amendment Proposal.
Through the Deposit Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker fee and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension will not be redeemed for cash held in the Trust Account. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Extension. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.
If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable, expenses relating to the administration of the trust account and limited withdrawals for working capital), divided by the number of then-issued and outstanding Class A Ordinary Shares. Based upon the amount held in the Trust Account as of June 30, 2023, which was $10,186,300.04 and estimated interest income and taxes post-June 30, 2023, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $    at the time of the Extraordinary General Meeting. The closing price of a Class A Ordinary Share on July 13, 2023, was $11.36. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your Ordinary Shares for cash and will no longer own such shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) (if any) and other redemption forms to the Company’s transfer agent prior to the vote on the Extension Proposal. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.
United States Federal Income Tax Considerations for Shareholders Exercising Redemption Rights
The following discussion is a summary of certain U.S. federal income tax considerations for U.S. Holders (as defined below) that elect to have their public shares redeemed for cash if either of the Extension Proposal or the Redemption Limitation Amendment Proposal is approved.
This section applies only to U.S. Holders that hold their public shares as “capital assets” for U.S. federal income tax purposes (generally, property held for investment).
This discussion is limited to U.S. federal income tax considerations and does not address any estate or gift tax considerations or considerations arising under the tax laws of any state, local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:
•	financial institutions or financial services entities;
•	broker-dealers;
•	taxpayers that are subject to the mark-to-market accounting rules with respect to the public shares;
•	tax-exempt entities;
•	governments or agencies or instrumentalities thereof;
•	insurance companies;
•	regulated investment companies or real estate investment trusts;
•	partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes);
•	U.S. expatriates or former long-term residents of the United States;
•	persons that actually or constructively own five percent or more (by vote or value) of public shares (except as specifically provided below);
•	the Sponsor or its affiliates, officers or directors;
•	persons that acquired their public shares pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;
•	persons that hold their public shares as part of a straddle, constructive sale, hedging, wash sale, conversion or other integrated or similar transaction;
•	persons whose functional currency is not the U.S. dollar; or
•	“controlled foreign corporations,” “passive foreign investment companies” or corporations that accumulate earnings to avoid U.S. federal income tax.
If a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds public shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any public shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the exercise of redemption rights with respect to their public shares.

This discussion is based on the Code, proposed, temporary and final Treasury Regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein.
We have not sought, and do not intend to seek, any rulings from the IRS as to any U.S. federal income tax considerations described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.
THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE EXERCISE OF REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL NON-INCOME, STATE AND LOCAL AND NON-U.S. TAX LAWS.
U.S. Holders
As used herein, a “U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:
•	an individual who is a citizen or resident of the United States;
•	a corporation that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;
•	an estate whose income is subject to U.S. federal income tax regardless of its source; or
•
a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Effects of Exercising Redemption Rights
Generally.
Subject to the discussion below under the section entitled “—PFIC Considerations,” the U.S. federal income tax consequences to a U.S. Holder of public shares that exercises its redemption rights with respect to its public shares to receive cash in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of public shares under Section 302 of the Code. If the redemption qualifies as a sale of public shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section entitled “—Taxation of Redemption Treated as a Sale.” If the redemption does not qualify as a sale of public shares, a U.S. Holder will be treated as receiving a corporate distribution with the tax consequences to such U.S. Holder as described below under the section entitled “—Taxation of Redemption Treated as a Distribution.”
Whether a redemption of public shares qualifies for sale treatment will depend largely on the total amount of shares in RMG III held by the redeemed U.S. Holder before and after the redemption (including any shares constructively owned by the U.S. Holder as a result of owning warrants) relative to all of the shares outstanding before and after the redemption. The redemption of public shares generally will be qualified as a sale of public shares (rather than a corporate distribution) if the redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete termination” of the U.S. Holder’s interest in RMG III or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.
In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a U.S. Holder takes into account not only public shares actually owned by the U.S. Holder, but also public shares that are constructively owned by it under certain attribution rules set forth in the Code. A U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares that the U.S. Holder has a right to acquire by exercise of an option, which would generally include public shares which could be acquired pursuant to the exercise of warrants.

In order to meet the substantially disproportionate test, the percentage of RMG III’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately following the redemption of shares of public shares must, among other requirements, be less than eighty percent (80%) of the percentage of RMG III’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the redemption (taking into account both redemptions by other holders of public shares). For this purpose, voting shares generally means shares that participates in the election of the board of directors. Since the public shares do not participate in the election of the board of directors prior to the initial business combination, the public shares may not be treated as voting shares for this purpose. Consequently, this substantially disproportionate test may not be applicable.
There will be a complete termination of a U.S. Holder’s interest if either (1) all of the shares in RMG III actually and constructively owned by the U.S. Holder are redeemed or (2) all of the shares in RMG III actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the U.S. Holder does not constructively own any other shares of RMG III shares (including any shares constructively owned by the U.S. Holder as a result of owning warrants). The redemption of public shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in RMG III. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in RMG III will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation where such shareholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the foregoing tests is satisfied, then the redemption of public shares will be treated as a corporate distribution to the redeemed U.S. Holder and the tax effects to such a U.S. Holder will be as described below under the section entitled “—Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to the U.S. Holder’s adjusted tax basis in its remaining public shares, or, if it has none, to the U.S. Holder’s adjusted tax basis in its warrants or possibly in other shares in RMG III constructively owned by the U.S. Holder.
Taxation of Redemption Treated as a Distribution.
If the redemption of a U.S. Holder’s public shares is treated as a corporate distribution, as discussed above under the section entitled “—Generally,” the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from RMG III’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of RMG III’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its shares of public shares on a per-share basis. Any remaining excess will be treated as gain realized on the sale of public shares and will be treated as described below under the section entitled “—Taxation of Redemption Treated as a Sale.”
Taxation of Redemption Treated as a Sale
Subject to the discussion below under the section entitled “—PFIC Considerations,” if the redemption of a U.S. Holder’s public shares is treated as a sale, as discussed above under the section entitled “—Generally,” a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the public shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period for the public shares so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations. However, it is unclear whether the redemption rights included in the public shares suspends the running of the holding period while the U.S. Holder holds such public shares.
U.S. Holders who hold different blocks of public shares (including as a result of holding different blocks of public shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

PFIC Considerations
Definition of a PFIC
A foreign (i.e., non-U.S.) corporation will be classified as a passive foreign investment company (“PFIC”) for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (generally determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business received from unrelated persons) and gains from the disposition of passive assets. The determination of whether a foreign corporation is a PFIC is made annually. Pursuant to a “startup exception,” a foreign corporation will not be a PFIC for the first taxable year the foreign corporation has gross income (the “startup year”) if (1) no predecessor of the foreign corporation was a PFIC; (2) the foreign corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the startup year; and (3) the foreign corporation is not in fact a PFIC for either of those years.
PFIC Status of RMG III
Based upon the composition of its income and assets, and upon a review of its financial statements, RMG III likely will not be eligible for the startup exception and therefore likely was a PFIC for its most recent taxable year ended on December 31, 2022 and likely will be a PFIC for the current taxable year.
Effects of PFIC Rules on the Redemption
If RMG III has been classified as a PFIC at any time during a U.S. Holder’s holding period in its public shares, and the U.S. Holder has not timely made (a) a QEF Election (as defined below) for the first taxable year in which the U.S. Holder owned such public shares or in which RMG III was a PFIC, whichever is later (or a QEF Election along with a purging election), or an (b) an MTM Election (as defined below) with respect to such public shares, any gain recognized by the U.S. Holder on the redemption of such public shares would be taxed based on a complex set of computational rules designed to offset the tax deferral with respect to the undistributed earnings of RMG III. Under these rules:
•	the U.S. Holder’s gain will be allocated ratably over the U.S. Holder’s holding period for such U.S. Holder’s public shares;
•
the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which RMG III was a PFIC, will be taxed as ordinary income;

•
the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period would be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

•
an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year (described in the third bullet above) of such U.S. Holder.

QEF Election and Mark-to-Mark Election
The impact of the PFIC rules on the exercise of the redemption rights by a U.S. Holder will depend on whether the U.S. Holder has made a timely and effective election to treat RMG III as a “qualified electing fund” under Section 1295 of the Code for the taxable year that is the first year in the U.S. Holder’s holding period of public shares during which RMG III qualified as a PFIC (a “QEF Election”) or, if in a later taxable year, the U.S. Holder made a QEF Election along with a purging election. A purging election creates a deemed sale of the U.S. Holder’s public shares at their then fair market value and requires the U.S. Holder to recognize gain pursuant to the purging election subject to the special PFIC tax and interest charge rules described above. As a result of any such purging election, the U.S. Holder would increase the adjusted tax basis in its public shares by the amount of the gain recognized and, solely for purposes of the PFIC rules, would have a new holding period in its public shares. U.S. Holders are urged to consult their tax advisors as to the application of the rules governing purging elections to their particular circumstances.

A U.S. Holder’s ability to make a timely and effective QEF Election (or a QEF Election along with a purging election) with respect to RMG III is contingent upon, among other things, the provision by RMG III of a “PFIC Annual Information Statement” to such U.S. Holder. RMG III will endeavor to provide PFIC Annual Information Statements, upon written request, to U.S. Holders of public shares with respect to each current and future taxable year for which RMG III determines it is or has been a PFIC. There is no assurance, however, that RMG III will timely provide such information. A U.S. Holder that has made a timely and effective QEF Election (or a QEF Election along with a purging election) generally would not be subject to the adverse PFIC rules discussed above but instead would include annually in gross income its pro rata share of the ordinary earnings and net capital gain of RMG III, whether or not such amounts are actually distributed.
The impact of the PFIC rules on the exercise of the redemption rights by a U.S. Holder may also depend on whether the U.S. Holder has made a mark-to-market election under Section 1296 of the Code. U.S. Holders who hold (actually or constructively) stock or shares of a foreign corporation that is classified as a PFIC may annually elect to mark such stock or shares to its market value if such stock or shares is “marketable stock,” generally, stock or shares that are regularly traded on a national securities exchange that is registered with the SEC, including Nasdaq (an “MTM Election”). No assurance can be given that the public shares are considered to be marketable stock for purposes of the MTM Election or whether the other requirements of this election are satisfied. If MTM Election is available and a U.S. Holder has made such election, such U.S. Holder generally will not be subject to the adverse PFIC rules discussed above under the section entitled “—Effects of PFIC Rules on Redemption” but instead, in general, will include as ordinary income each year the excess, if any, of the fair market value of its public shares at the end of its taxable year over its adjusted basis in its public shares. The U.S. Holder also will recognize an ordinary loss in respect of the excess, if any, of its adjusted basis in its public shares over the fair market value of public shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the MTM Election). The U.S. Holder’s basis in its public shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on the redemption of its public shares will be treated as ordinary income. However, if the MTM Election is not made by a U.S. Holder with respect to the first taxable year of its holding period for the PFIC stock, then the adverse PFIC rules discussed above under the section entitled “—Effects of PFIC Rules on Redemption” may apply to the redemption of public shares under certain circumstances.
Information Reporting and Backup Withholding
Payments of cash to a U.S. Holder as a result of the redemption of the public shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.
Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.
Resolution to be Voted Upon
The full text of the resolution to be proposed is as follows:
“RESOLVED, as a special resolution that the Second Amended and Restated Memorandum and Articles of Association of the Company be amended and restated as set out in Annex A hereto to effect the Extension Proposal.”
Required Vote
Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting. If the Extension is not approved and we do not consummate an initial business combination by August 9, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable, expenses relating to the administration of the trust account and limited withdrawals for working capital), by (B) the total number of then-issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining public shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.
The Initial Shareholders are expected to vote all Ordinary Shares owned by them in favor of the Extension. On the record date, the Initial Shareholders beneficially owned and were entitled to vote an aggregate 12,075,000 Ordinary Shares all of which are Class B Ordinary Shares, constituting 92.9% of the Company’s issued and outstanding Ordinary Shares. Because the Initial Shareholders own more than two-thirds of the issued and outstanding Ordinary Shares, the Sponsor may be able to effectively control the outcome of the vote and certain other matters requiring approval by the Company’s shareholders, including amendments to the Charter and approval of significant corporate transactions. See the section entitled “Beneficial Ownership of Securities” for additional information regarding the holders of Class B Ordinary Shares and their respective ownership thereof.
In addition, subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Extraordinary General Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $    per share, based on the amounts held in the Trust Account as of June 30, 2023); (b) would represent in writing that such public shares will not be voted in favor of approving the proposals; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.
To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8K prior to the Extraordinary General Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the proposals will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of Ordinary Shares for which the Company has received redemption requests pursuant to its redemption offer.
The purpose of such share purchases and other transactions would be to increase the likelihood of (i) otherwise limiting the number of public shares electing to redeem and (ii) the Company’s net tangible assets (as determined in accordance with Rule 3a51(g)(l) of the Exchange Act) being at least $5,000,001.
If such transactions are effected, the consequence could be to cause the proposals to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the proposals at the Extraordinary General Meeting and could decrease the chances that the proposals would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

Interests of the Sponsor and the Company’s Directors and Officers
When you consider the recommendation of our Board, you should keep in mind that the Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:
•
If the Extension is not approved and we do not consummate an initial business combination by August 9, 2023, the 12,075,000 Class B Ordinary Shares held by the Sponsor (whose members include certain of our directors and officers) will be worthless (as the Sponsor has waived liquidation rights with respect to such shares), as will the 8,216,330 Private Placement Warrants held by the Sponsor;

•
In connection with the IPO, the Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of any third party (other than our independent auditors) for services rendered or products sold to the Company or prospective target businesses with which the Company has entered into certain agreements;

•
All rights specified in the Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial business combination and, if the Extension is not approved and no initial business combination is completed by August 9, 2023, so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•
None of the Company’s officers or directors has received any cash compensation from the Company for services rendered to the Company, and all of the current officers and directors are expected to continue to serve in their roles at least through the date of the Extraordinary General Meeting and may continue to serve following any potential initial business combination and receive compensation thereafter; and

•
The Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial business combination and, if the Extension is not approved and we do not consummate an initial business combination by August 9, 2023, they will not have any claim against the Trust Account for reimbursement so that the Company will most likely be unable to reimburse such expenses.

Recommendation
As discussed above, after careful consideration of all relevant factors, the Board has determined that the Extension Proposal is in the best interests of the Company and its shareholders. The Board has approved and declared advisable the adoption of the Extension Proposal.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION
PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM
YOUR PUBLIC SHARES.

PROPOSAL NO. 2—THE REDEMPTION LIMITATION AMENDMENT PROPOSAL
Overview
The Redemption Limitation Amendment Proposal asks the Company’s shareholders to amend and restate the Charter pursuant to an amended and restated Charter in the form set forth in Annex A of the accompanying proxy statement to eliminate from the Charter the Redemption Limitation in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation.
Reasons for the Redemption Limitation Amendment Proposal
The Board believes the opportunity to consummate an initial business combination is in the best interests of the Company and its shareholders.
If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate the Business Combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the public shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of the Business Combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of the Business Combination, the Charter would prevent the Company from being able to consummate the Business Combination even if all other conditions to closing are met.
If the Redemption Limitation Amendment Proposal Is Not Approved
If the Redemption Limitation Amendment Proposal is not approved, the Company will not redeem public shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and the Company receives notice of redemptions of public shares approaching or in excess of the Redemption Limitation, the Company and/or the Sponsor may take action to increase the Company’s net tangible assets to avoid exceeding the Redemption Limitation.
If the Redemption Limitation Amendment Proposal Is Approved
If the Redemption Limitation Amendment Proposal is approved, the Company will file a notice of the special resolution amending the Charter with the Cayman Registrar in the form attached as Annex A hereto to eliminate the Redemption Limitation from the Charter.
Resolution to be Voted Upon
The full text of the resolution to be proposed is as follows:
“RESOLVED, as a special resolution that the Second Amended and Restated Memorandum and Articles of Association of the Company be amended and restated as set out in Annex A hereto to effect the Redemption Limitation Amendment Proposal.”
Vote Required for Approval
The approval of the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Extraordinary General Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Extraordinary General Meeting and therefore will have no effect on the approval of the Redemption Limitation Amendment Proposal.
The Initial Shareholders are expected to vote all Ordinary Shares owned by them in favor of the Redemption Limitation Amendment Proposal. On the record date, the Initial Shareholders beneficially owned and were entitled to vote an aggregate of 12,075,000 Ordinary Shares all of which are Class B Ordinary Shares, constituting 92.9% of the Company’s issued and outstanding Ordinary Shares. Because the Initial Shareholders own more than two-thirds of the issued and outstanding Ordinary Shares, the Sponsor may be able to effectively control the outcome of the vote and certain other matters requiring approval by the Company’s shareholders, including amendments to the Charter and approval of significant corporate transactions. See the section entitled “Beneficial Ownership of Securities” for additional information regarding the holders of Class B Ordinary Shares and their respective ownership thereof.
Recommendation of the Board
As discussed above, after careful consideration of all relevant factors, the Board has determined that the Redemption Limitation Amendment Proposal is in the best interests of the Company and its shareholders. The Board has approved and declared advisable the adoption of the Redemption Limitation Amendment Proposal.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE REDEMPTION LIMITATION
AMENDMENT PROPOSAL.

PROPOSAL NO. 3—THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal and/or the Redemption Limitation Amendment Proposal. The Adjournment Proposal will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal and/or the Redemption Limitation Amendment Proposal or where the Board has determined before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals, in either case, the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal and/or the Redemption Limitation Amendment Proposal.
Resolution to be Voted Upon
The full text of the resolution to be proposed is as follows:
“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a time and place to be confirmed by the chairman of the extraordinary general meeting be ratified, approved and confirmed in all respects.”
Vote Required for Approval
The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.
Recommendation of the Board
As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal and/or the Redemption Limitation Amendment Proposal, our Board will approve and declare advisable adoption of the Adjournment Proposal.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE
ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information available to us as of July 14, 2023, with respect to our Ordinary Shares held by:
•	each person known by us to be the beneficial owner of more than 5% of our Ordinary Shares;
•	each of our executive officers and directors; and
•	all our executive officers and directors as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.
In the table below, percentage ownership is based on 12,993,402 Ordinary Shares outstanding as of July 14, 2023, including 918,402 Class A Ordinary Shares and 12,075,000 Class B Ordinary Shares. Voting power represents the combined voting power of Ordinary Shares owned beneficially by such person. On all matters to be voted upon, the holders of the Ordinary Shares vote together as a single class. The table below does not include any Ordinary Shares underlying our outstanding warrants because such securities are not exercisable within 60 days of July 14, 2023.
Name and Address of Beneficial Owner(1)	Number of Class A Ordinary Shares(2)	Number of Class B Ordinary Shares(2)	% of Class A Ordinary Shares	% of Class B Ordinary Shares	% of Ordinary Shares
5% Holders of the Company
RMG Sponsor III, LLC(3)	—	12,075,000	—	100%	92.9%
Directors and Executive Officers of the Company
D. James Carpenter(3)	—	12,075,000	—	100%	92.9%
Robert S. Mancini(3)	—	12,075,000	—	100%	92.9%
Philip Kassin(3)	—	12,075,000	—	100%	92.9%
Wesley Sima(4)	—	—	—	—	—
Craig Broderick(4)	—	—	—	—	—
W. Thaddeus Miller(4)	—	—	—	—	—
Catherine Rice(4)	—	—	—	—	—
All directors and executive officers of the Company as a group (seven individuals)	—	12,075,000	—	100%	92.9%
*	Less than one percent
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o RMG Acquisition Corp. III, 57 Ocean, Suite 403, 5775 Collins Avenue, Miami Beach, Florida 33140.
(2)
Class B ordinary shares will convert into Class A ordinary shares on a one-for-one basis, subject to adjustment, as described in the section entitled “Description of Securities” in our prospectus filed with the SEC pursuant to Rule 424(b)(4) (File No. 333-251889).

(3)
RMG Sponsor III, LLC is the record holder of the shares reported herein. Each of our officers, directors and certain members of our Advisory Board is or will be, directly or indirectly, a member of RMG Sponsor III, LLC. MKC Investments LLC is the sole managing member of RMG Sponsor III, LLC, and Messrs. Carpenter, Mancini and Kassin are the managing members of MKC Investments LLC. As such, they may be deemed to have or share beneficial ownership of the Class B ordinary shares held directly by RMG Sponsor III, LLC. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(4)
Does not include any shares indirectly owned by this individual as a result of a profit interest in our sponsor. Each of these individuals disclaims beneficial ownership of any shares except to the extent of their pecuniary interest therein.

Our initial shareholders beneficially own approximately 92.9% of the issued and outstanding ordinary shares and have the right to elect all of our directors prior to our initial Business Combination as a result of holding all of the founder shares. Holders of our public shares will not have the right to appoint any directors to our board of directors prior to our initial Business Combination. In addition, because of their ownership block, our initial shareholders may be able to effectively control the outcome of matters requiring approval by our shareholders, including amendments to the Charter and approval of significant corporate transactions.

SHAREHOLDER PROPOSALS
If the Extension Proposal is approved and the Extension is implemented, the Company intends to hold an extraordinary general meeting of shareholders for the purpose of approving its initial business combination and related transactions. The Company’s next annual general meeting of shareholders would be held at a future date to be determined by the post business-combination company.
If the Extension Proposal is not approved, and the Company does not consummate an initial business combination by August 9, 2023, then the Company will cease all operations except for the purpose of winding up and there will be no annual general meetings.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS
For shareholders receiving printed proxy materials, unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:
•
If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 57 Ocean, Suite 403, 5775 Collins Ave., Miami Beach, Florida 33140, or (786) 359-4103, to inform us of his or her request; or

•	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov.
If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact the Company at the following address and telephone number:
RMG Acquisition Corp. III
57 Ocean, Suite 403
5775 Collins Ave.
Miami Beach, Florida 33140
Telephone: (786) 359-4103
You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:
Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: RMGC.info@investor.morrowsodali.com
If you are a shareholder of the Company and would like to request documents, please do so by, (one week prior to the Extraordinary General Meeting), in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.
* * *
The Board does not know of any other matters to be presented at the Extraordinary General Meeting. If any additional matters are properly presented at the Extraordinary General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.
It is important that your shares be represented at the Extraordinary General Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.
THE BOARD OF DIRECTORS
   , 2023

ANNEX A

THE COMPANIES ACT (AS REVISED)
OF THE CAYMAN ISLANDS
COMPANY LIMITED BY SHARES

THIRD AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

RMG ACQUISITION CORP. III
(ADOPTED BY SPECIAL RESOLUTION
DATED [   ], [   ] AND EFFECTIVE ON [   ], [   ])

THE COMPANIES ACT (AS REVISED)
OF THE CAYMAN ISLANDS
COMPANY LIMITED BY SHARES

THIRD AMENDED AND RESTATED
MEMORANDUM OF ASSOCIATION

OF

RMG ACQUISITION CORP. III
(ADOPTED BY SPECIAL RESOLUTION
DATED [   ], [   ] AND EFFECTIVE ON [   ], [   ])
(1)	The name of the Company is RMG Acquisition Corp. III.
(2)
The Registered Office of the Company shall be at the offices of Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands, or at such other place within the Cayman Islands as the Directors may decide.

(3)	The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by the laws of the Cayman Islands.
(4)	The liability of each Member is limited to the amount unpaid on such Member’s shares.
(5)
The share capital of the Company is US$ 55,500 divided into 500,000,000 Class A ordinary shares of a par value of US$0.0001 each, 50,000,000 Class B ordinary shares of a par value of US$0.0001 each and 5,000,000 preference shares of a par value of US$0.0001 each.

(6)
The Company has power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

(7)
Capitalised terms that are not defined in this Third Amended and Restated Memorandum of Association bear the respective meanings given to them in the Third Amended and Restated Articles of Association of the Company.

THE COMPANIES ACT (AS REVISED)
OF THE CAYMAN ISLANDS
COMPANY LIMITED BY SHARES

THIRD AMENDED AND RESTATED
ARTICLES OF ASSOCIATION

OF

RMG ACQUISITION CORP. III
(ADOPTED BY SPECIAL RESOLUTION
DATED [    ], [    ] AND EFFECTIVE ON [    ], [    ])
1.	INTERPRETATION
1.1	In the Articles Table A in the First Schedule to the Statute does not apply and, unless there is something in the subject or context inconsistent therewith:
“Affiliate”
in respect of a person, means any other person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such person, and (a) in the case of a natural person, shall include, without limitation, such person’s spouse, parents, children, siblings, mother in law and father in law and brothers and sisters in law, whether by blood, marriage or adoption or anyone residing in such person’s home, a trust for the benefit of any of the foregoing, a company, partnership or any natural person or entity wholly or jointly owned by any of the foregoing and (b) in the case of an entity, shall include a partnership, a corporation or any natural person or entity which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such entity.

“Applicable Law”
means, with respect to any person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates, judgments, decisions, decrees or orders of any governmental authority applicable to such person.

“Articles”	means these amended and restated articles of association of the Company.

“Audit Committee”	means the audit committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.

“Auditor”	means the person for the time being performing the duties of auditor of the Company (if any).

“Business Combination”
means a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving the Company, with one or more businesses or entities (the “target business”), which Business Combination: (a) as long as the securities of the Company are listed on the Nasdaq Capital Market., must occur with one or more target businesses that together have an aggregate fair market value of at least 80 per cent of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the income earned on the Trust Account at the time of the signing of the definitive agreement to enter into such Business Combination); and (b) must not be solely effectuated with another blank cheque company or a similar company with nominal operations.

“business day”	means any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorised or obligated by law to close in New York City.

“Clearing House”
means a clearing house recognised by the laws of the jurisdiction in which the Shares (or depositary receipts therefor) are listed or quoted on a stock exchange or interdealer quotation system in such jurisdiction.

“Class A Share”	means a Class A ordinary share of a par value of US$0.0001 in the share capital of the Company.

“Class B Share”	means a Class B ordinary share of a par value of US$0.0001 in the share capital of the Company.

“Company”	means the above named company.

“Company’s Website”	means the website of the Company and/or its web address or domain name (if any).

“Compensation Committee”	means the compensation committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.

“Designated Stock Exchange”	means any United States national securities exchange on which the securities of the Company are listed for trading, including the Nasdaq Capital Market.

“Directors”	means the directors for the time being of the Company.

“Dividend”	means any dividend (whether interim or final) resolved to be paid on Shares pursuant to the Articles.

“Electronic Communication”
means a communication sent by electronic means, including electronic posting to the Company’s Website, transmission to any number, address or internet website (including the website of the Securities and Exchange Commission) or other electronic delivery methods as otherwise decided and approved by the Directors.

“Electronic Record”	has the same meaning as in the Electronic Transactions Act.

“Electronic Transactions Act”	means the Electronic Transactions Act (As Revised) of the Cayman Islands.

“Equity linked Securities”	means any debt or equity securities that are convertible, exercisable or exchangeable for Class A Shares issued in a financing transaction in connection with a Business Combination, including but not limited to a private placement of equity or debt.

“Exchange Act”
means the United States Securities Exchange Act of 1934, as amended, or any similar U.S. federal statute and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.

“Founders”	means all Members immediately prior to the consummation of the IPO.

“Independent Director”	has the same meaning as in the rules and regulations of the Designated Stock Exchange or in Rule 10A-3 under the Exchange Act, as the case may be.

“IPO”	means the Company’s initial public offering of securities.

“Member”	has the same meaning as in the Statute.

“Memorandum”	means the amended and restated memorandum of association of the Company, as amended or substituted from time to time.

“Nominating and Corporate Governance Committee”	means the nominating and corporate governance committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.

“Officer”	means a person appointed to hold an office in the Company.

“Ordinary Resolution”
means a resolution passed by a simple majority of the Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting, and includes a unanimous written resolution. In computing the majority when a poll is demanded regard shall be had to the number of votes to which each Member is entitled by the Articles.

“Ordinary Share”	means an ordinary share of a par value of US$0.0001 in the share capital of the Company.

“Over-Allotment Option”
means the option of the Underwriters to purchase up to an additional 15 per cent of the firm units (as described in the Articles) issued in the IPO at a price equal to US$10 per unit, less underwriting discounts and commissions.

“Preference Share”	means a preference share of a par value of US$0.0001 in the share capital of the Company.

“Public Share”	means a Class A Share issued as part of the units (as described in the Articles) issued in the IPO.

“Redemption Notice”	means a notice in a form approved by the Company by which a holder of Public Shares is entitled to require the Company to redeem its Public Shares, subject to any conditions contained therein.

“Register of Members”	means the register of Members maintained in accordance with the Statute and includes (except where otherwise stated) any branch or duplicate register of Members.

“Registered Office”	means the registered office for the time being of the Company.

“Representative”	means a representative of the Underwriters.

“Seal”	means the common seal of the Company and includes every duplicate seal.

“Securities and Exchange Commission”	means the United States Securities and Exchange Commission.

“Share”	means a Class A Share, a Class B Share or a Preference Share and includes a fraction of a share in the Company.

“Special Resolution”	has the same meaning as in the Statute, and includes a unanimous written resolution.

“Sponsor”	means RMG Sponsor III, LLC, a Delaware limited liability company, and its successors or assigns.

“Statute”	means the Companies Act (As Revised) of the Cayman Islands.

“Treasury Share”	means a Share held in the name of the Company as a treasury share in accordance with the Statute.

“Trust Account”
means the trust account established by the Company upon the consummation of its IPO and into which a certain amount of the net proceeds of the IPO, together with a certain amount of the proceeds of a private placement of warrants simultaneously with the closing date of the IPO, will be deposited.

“Underwriter”	means an underwriter of the IPO from time to time and any successor underwriter.
1.2	In the Articles:
(a)	words importing the singular number include the plural number and vice versa;
(b)	words importing the masculine gender include the feminine gender;
(c)	words importing persons include corporations as well as any other legal or natural person;
(d)	“written” and “in writing” include all modes of representing or reproducing words in visible form, including in the form of an Electronic Record;
(e)	“shall” shall be construed as imperative and “may” shall be construed as permissive;
(f)	references to provisions of any law or regulation shall be construed as references to those provisions as amended, modified, re-enacted or replaced;
(g)
any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;

(h)	the term “and/or” is used herein to mean both “and” as well as “or.” The use of “and/or” in certain contexts in no respects qualifies or modifies the use of the terms “and” or “or” in others. The term “or” shall not be interpreted to be exclusive and the term “and” shall not be interpreted to require the conjunctive (in each case, unless the context otherwise requires);
(i)	headings are inserted for reference only and shall be ignored in construing the Articles;
(j)	any requirements as to delivery under the Articles include delivery in the form of an Electronic Record;
(k)
any requirements as to execution or signature under the Articles including the execution of the Articles themselves can be satisfied in the form of an electronic signature as defined in the Electronic Transactions Act;

(l)	sections 8 and 19(3) of the Electronic Transactions Act shall not apply;
(m)
the term “clear days” in relation to the period of a notice means that period excluding the day when the notice is received or deemed to be received and the day for which it is given or on which it is to take effect; and

(n)	the term “holder” in relation to a Share means a person whose name is entered in the Register of Members as the holder of such Share.
2.	COMMENCEMENT OF BUSINESS
2.1	The business of the Company may be commenced as soon after incorporation of the Company as the Directors shall see fit.
2.2	The Directors may pay, out of the capital or any other monies of the Company, all expenses incurred in or about the formation and establishment of the Company, including the expenses of registration.
3.	ISSUE OF SHARES AND OTHER SECURITIES
3.1
Subject to the provisions, if any, in the Memorandum (and to any direction that may be given by the Company in general meeting) and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, and without prejudice to any rights attached to any existing Shares, the Directors may allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) with or without preferred, deferred or other rights or restrictions, whether in regard to Dividends or other distributions, voting, return of capital or otherwise and to such persons, at such times and on such other terms as they think proper, and may also (subject to the Statute and the Articles) vary such rights, save that the Directors shall not allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) to the extent that it may affect the ability of the Company to carry out a Class B Share Conversion set out in the Articles.

3.2
The Company may issue rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company on such terms as the Directors may from time to time determine.

3.3
The Company may issue units of securities in the Company, which may be comprised of whole or fractional Shares, rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company, upon such terms as the Directors may from time to time determine.

3.4	The Company shall not issue Shares to bearer.
4.	REGISTER OF MEMBERS
4.1	The Company shall maintain or cause to be maintained the Register of Members in accordance with the Statute.
4.2	The Directors may determine that the Company shall maintain one or more branch registers of

Members in accordance with the Statute. The Directors may also determine which register of Members shall constitute the principal register and which shall constitute the branch register or registers, and to vary such determination from time to time.
5.	CLOSING REGISTER OF MEMBERS OR FIXING RECORD DATE
5.1
For the purpose of determining Members entitled to notice of, or to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose, the Directors may, after notice has been given by advertisement in an appointed newspaper or any other newspaper or by any other means in accordance with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, provide that the Register of Members shall be closed for transfers for a stated period which shall not in any case exceed forty days.

5.2
In lieu of, or apart from, closing the Register of Members, the Directors may fix in advance or arrears a date as the record date for any such determination of Members entitled to notice of, or to vote at any meeting of the Members or any adjournment thereof, or for the purpose of determining the Members entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose.

5.3
If the Register of Members is not so closed and no record date is fixed for the determination of Members entitled to notice of, or to vote at, a meeting of Members or Members entitled to receive payment of a Dividend or other distribution, the date on which notice of the meeting is sent or the date on which the resolution of the Directors resolving to pay such Dividend or other distribution is passed, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in this Article, such determination shall apply to any adjournment thereof.

6.	CERTIFICATES FOR SHARES
6.1
A Member shall only be entitled to a share certificate if the Directors resolve that share certificates shall be issued. Share certificates representing Shares, if any, shall be in such form as the Directors may determine. Share certificates shall be signed by one or more Directors or other person authorised by the Directors. The Directors may authorise certificates to be issued with the authorised signature(s) affixed by mechanical process. All certificates for Shares shall be consecutively numbered or otherwise identified and shall specify the Shares to which they relate. All certificates surrendered to the Company for transfer shall be cancelled and, subject to the Articles, no new certificate shall be issued until the former certificate representing a like number of relevant Shares shall have been surrendered and cancelled.

6.2
The Company shall not be bound to issue more than one certificate for Shares held jointly by more than one person and delivery of a certificate to one joint holder shall be a sufficient delivery to all of them.

6.3
If a share certificate is defaced, worn out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and on the payment of such expenses reasonably incurred by the Company in investigating evidence, as the Directors may prescribe, and (in the case of defacement or wearing out) upon delivery of the old certificate.

6.4
Every share certificate sent in accordance with the Articles will be sent at the risk of the Member or other person entitled to the certificate. The Company will not be responsible for any share certificate lost or delayed in the course of delivery.

6.5
Share certificates shall be issued within the relevant time limit as prescribed by the Statute, if applicable, or as the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law may from time to time determine, whichever is shorter, after the allotment or, except in the case of a Share transfer which the Company is for the time being entitled to refuse to register and does not register, after lodgement of a Share transfer with the Company.

7.	TRANSFER OF SHARES
7.1
Subject to the terms of the Articles, any Member may transfer all or any of his Shares by an instrument of transfer provided that such transfer complies with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. If the Shares in question were issued in conjunction with rights, options, warrants or units issued pursuant to the Articles on terms that one cannot be transferred without the other, the Directors shall refuse to register the transfer of any such Share without evidence satisfactory to them of the like transfer of such option, warrant or unit.

7.2
The instrument of transfer of any Share shall be in writing in the usual or common form or in a form prescribed by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law or in any other form approved by the Directors and shall be executed by or on behalf of the transferor (and if the Directors so require, signed by or on behalf of the transferee) and may be under hand or, if the transferor or transferee is a Clearing House or its nominee(s), by hand or by machine imprinted signature or by such other manner of execution as the Directors may approve from time to time. The transferor shall be deemed to remain the holder of a Share until the name of the transferee is entered in the Register of Members.

8.	REDEMPTION, REPURCHASE AND SURRENDER OF SHARES
8.1
Subject to the provisions of the Statute, and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Company may issue Shares that are to be redeemed or are liable to be redeemed at the option of the Member or the Company. The redemption of such Shares, except Public Shares, shall be effected in such manner and upon such other terms as the Company may, by Special Resolution, determine before the issue of such Shares. With respect to redeeming or repurchasing the Shares:

(a)	Members who hold Public Shares are entitled to request the redemption of such Shares in the circumstances described in the Business Combination Article hereof;
(b)
Class B Shares held by the Sponsor shall be surrendered by the Sponsor for no consideration to the extent that the Over-Allotment Option is not exercised in full so that the number of Class B Shares in issue will equal 20 per cent of the Company’s issued Shares after the IPO (exclusive of any securities purchased in a private placement simultaneously with the IPO); and

(c)	Public Shares shall be repurchased by way of tender offer in the circumstances set out in the Business Combination Article hereof.
8.2
Subject to the provisions of the Statute, and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Company may purchase its own Shares (including any redeemable Shares) in such manner and on such other terms as the Directors may agree with the relevant Member. For the avoidance of doubt, redemptions, repurchases and surrenders of Shares in the circumstances described in the Article above shall not require further approval of the Members.

8.3	The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner permitted by the Statute, including out of capital.
8.4	The Directors may accept the surrender for no consideration of any fully paid Share.
9.	TREASURY SHARES
9.1	The Directors may, prior to the purchase, redemption or surrender of any Share, determine that such Share shall be held as a Treasury Share.
9.2	The Directors may determine to cancel a Treasury Share or transfer a Treasury Share on such terms as they think proper (including, without limitation, for nil consideration).

10.	VARIATION OF RIGHTS OF SHARES
10.1
Subject to Article 3.1, if at any time the share capital of the Company is divided into different classes of Shares, all or any of the rights attached to any class (unless otherwise provided by the terms of issue of the Shares of that class) may, whether or not the Company is being wound up, be varied without the consent of the holders of the issued Shares of that class where such variation is considered by the Directors not to have a material adverse effect upon such rights; otherwise, any such variation shall be made only with the consent in writing of the holders of not less than two thirds of the issued Shares of that class (other than with respect to a waiver of the provisions of the Class B Share Conversion Article hereof, which as stated therein shall only require the consent in writing of the holders of a majority of the issued Shares of that class), or with the approval of a resolution passed by a majority of not less than two thirds of the votes cast at a separate meeting of the holders of the Shares of that class. For the avoidance of doubt, the Directors reserve the right, notwithstanding that any such variation may not have a material adverse effect, to obtain consent from the holders of Shares of the relevant class. To any such meeting all the provisions of the Articles relating to general meetings shall apply mutatis mutandis, except that the necessary quorum shall be one person holding or representing by proxy at least one third of the issued Shares of the class and that any holder of Shares of the class present in person or by proxy may demand a poll.

10.2
For the purposes of a separate class meeting, the Directors may treat two or more or all the classes of Shares as forming one class of Shares if the Directors consider that such class of Shares would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate classes of Shares.

10.3
The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking pari passu therewith or Shares issued with preferred or other rights.

11.	COMMISSION ON SALE OF SHARES
The Company may, in so far as the Statute permits, pay a commission to any person in consideration of his subscribing or agreeing to subscribe (whether absolutely or conditionally) or procuring or agreeing to procure subscriptions (whether absolutely or conditionally) for any Shares. Such commissions may be satisfied by the payment of cash and/or the issue of fully or partly paid-up Shares. The Company may also on any issue of Shares pay such brokerage as may be lawful.
12.	NON RECOGNITION OF TRUSTS
The Company shall not be bound by or compelled to recognise in any way (even when notified) any equitable, contingent, future or partial interest in any Share, or (except only as is otherwise provided by the Articles or the Statute) any other rights in respect of any Share other than an absolute right to the entirety thereof in the holder.
13.	LIEN ON SHARES
13.1
The Company shall have a first and paramount lien on all Shares (whether fully paid-up or not) registered in the name of a Member (whether solely or jointly with others) for all debts, liabilities or engagements to or with the Company (whether presently payable or not) by such Member or his estate, either alone or jointly with any other person, whether a Member or not, but the Directors may at any time declare any Share to be wholly or in part exempt from the provisions of this Article. The registration of a transfer of any such Share shall operate as a waiver of the Company’s lien thereon. The Company’s lien on a Share shall also extend to any amount payable in respect of that Share.

13.2
The Company may sell, in such manner as the Directors think fit, any Shares on which the Company has a lien, if a sum in respect of which the lien exists is presently payable, and is not paid within fourteen clear days after notice has been received or deemed to have been received by the holder of the Shares, or to the person entitled to it in consequence of the death or bankruptcy of the holder, demanding payment and stating that if the notice is not complied with the Shares may be sold.

13.3
To give effect to any such sale the Directors may authorise any person to execute an instrument of transfer of the Shares sold to, or in accordance with the directions of, the purchaser. The purchaser or his nominee shall be registered as the holder of the Shares comprised in any such transfer, and he shall not be bound to see to the application of the purchase money, nor shall his title to the Shares be affected by any irregularity or invalidity in the sale or the exercise of the Company’s power of sale under the Articles.

13.4
The net proceeds of such sale after payment of costs, shall be applied in payment of such part of the amount in respect of which the lien exists as is presently payable and any balance shall (subject to a like lien for sums not presently payable as existed upon the Shares before the sale) be paid to the person entitled to the Shares at the date of the sale.

14.	CALL ON SHARES
14.1
Subject to the terms of the allotment and issue of any Shares, the Directors may make calls upon the Members in respect of any monies unpaid on their Shares (whether in respect of par value or premium), and each Member shall (subject to receiving at least fourteen clear days’ notice specifying the time or times of payment) pay to the Company at the time or times so specified the amount called on the Shares. A call may be revoked or postponed, in whole or in part, as the Directors may determine. A call may be required to be paid by instalments. A person upon whom a call is made shall remain liable for calls made upon him notwithstanding the subsequent transfer of the Shares in respect of which the call was made.

14.2	A call shall be deemed to have been made at the time when the resolution of the Directors authorising such call was passed.
14.3	The joint holders of a Share shall be jointly and severally liable to pay all calls in respect thereof.
14.4
If a call remains unpaid after it has become due and payable, the person from whom it is due shall pay interest on the amount unpaid from the day it became due and payable until it is paid at such rate as the Directors may determine (and in addition all expenses that have been incurred by the Company by reason of such non-payment), but the Directors may waive payment of the interest or expenses wholly or in part.

14.5
An amount payable in respect of a Share on issue or allotment or at any fixed date, whether on account of the par value of the Share or premium or otherwise, shall be deemed to be a call and if it is not paid all the provisions of the Articles shall apply as if that amount had become due and payable by virtue of a call.

14.6	The Directors may issue Shares with different terms as to the amount and times of payment of calls, or the interest to be paid.
14.7
The Directors may, if they think fit, receive an amount from any Member willing to advance all or any part of the monies uncalled and unpaid upon any Shares held by him, and may (until the amount would otherwise become payable) pay interest at such rate as may be agreed upon between the Directors and the Member paying such amount in advance.

14.8
No such amount paid in advance of calls shall entitle the Member paying such amount to any portion of a Dividend or other distribution payable in respect of any period prior to the date upon which such amount would, but for such payment, become payable.

15.	FORFEITURE OF SHARES
15.1
If a call or instalment of a call remains unpaid after it has become due and payable the Directors may give to the person from whom it is due not less than fourteen clear days’ notice requiring payment of the amount unpaid together with any interest which may have accrued and any expenses incurred by the Company by reason of such non-payment. The notice shall specify where payment is to be made and shall state that if the notice is not complied with the Shares in respect of which the call was made will be liable to be forfeited.

15.2	If the notice is not complied with, any Share in respect of which it was given may, before the payment required by the notice has been made, be forfeited by a resolution of the Directors. Such forfeiture shall include all Dividends, other distributions or other monies payable in respect of the forfeited Share and not paid before the forfeiture.
15.3
A forfeited Share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the Directors think fit and at any time before a sale, re-allotment or disposition the forfeiture may be cancelled on such terms as the Directors think fit. Where for the purposes of its disposal a forfeited Share is to be transferred to any person the Directors may authorise some person to execute an instrument of transfer of the Share in favour of that person.

15.4
A person any of whose Shares have been forfeited shall cease to be a Member in respect of them and shall surrender to the Company for cancellation the certificate for the Shares forfeited and shall remain liable to pay to the Company all monies which at the date of forfeiture were payable by him to the Company in respect of those Shares together with interest at such rate as the Directors may determine, but his liability shall cease if and when the Company shall have received payment in full of all monies due and payable by him in respect of those Shares.

15.5
A certificate in writing under the hand of one Director or Officer that a Share has been forfeited on a specified date shall be conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the Share. The certificate shall (subject to the execution of an instrument of transfer) constitute a good title to the Share and the person to whom the Share is sold or otherwise disposed of shall not be bound to see to the application of the purchase money, if any, nor shall his title to the Share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the Share.

15.6
The provisions of the Articles as to forfeiture shall apply in the case of non payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the par value of the Share or by way of premium as if it had been payable by virtue of a call duly made and notified.

16.	TRANSMISSION OF SHARES
16.1
If a Member dies, the survivor or survivors (where he was a joint holder), or his legal personal representatives (where he was a sole holder), shall be the only persons recognised by the Company as having any title to his Shares. The estate of a deceased Member is not thereby released from any liability in respect of any Share, for which he was a joint or sole holder.

16.2
Any person becoming entitled to a Share in consequence of the death or bankruptcy or liquidation or dissolution of a Member (or in any other way than by transfer) may, upon such evidence being produced as may be required by the Directors, elect, by a notice in writing sent by him to the Company, either to become the holder of such Share or to have some person nominated by him registered as the holder of such Share. If he elects to have another person registered as the holder of such Share he shall sign an instrument of transfer of that Share to that person. The Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before his death or bankruptcy or liquidation or dissolution, as the case may be.

16.3
A person becoming entitled to a Share by reason of the death or bankruptcy or liquidation or dissolution of a Member (or in any other case than by transfer) shall be entitled to the same Dividends, other distributions and other advantages to which he would be entitled if he were the holder of such Share. However, he shall not, before becoming a Member in respect of a Share, be entitled in respect of it to exercise any right conferred by membership in relation to general meetings of the Company and the Directors may at any time give notice requiring any such person to elect either to be registered himself or to have some person nominated by him be registered as the holder of the Share (but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before his death or bankruptcy or liquidation or dissolution or any other case than by transfer, as the case may be). If the notice is not complied with within ninety days of being received or deemed to be received (as determined pursuant to the Articles), the Directors may thereafter withhold payment of all Dividends, other distributions, bonuses or other monies payable in respect of the Share until the requirements of the notice have been complied with.
17.	CLASS B ORDINARY SHARE CONVERSION
17.1
The rights attaching to the Class A Shares and Class B Shares shall rank pari passu in all respects, and the Class A Shares and Class B Shares shall vote together as a single class on all matters (subject to the Variation of Rights of Shares Article and the Appointment and Removal of Directors Article hereof) with the exception that the holder of a Class B Share shall have the Conversion Rights referred to in this Article.

17.2
Class B Shares shall automatically convert into Class A Shares on a one-for-one basis (the “Initial Conversion Ratio”): (a) at any time and from time to time at the option of the holders thereof; and (b) automatically on the day of the closing of a Business Combination.

17.3
Notwithstanding the Initial Conversion Ratio, in the case that additional Class A Shares or any other Equity linked Securities, are issued, or deemed issued, by the Company in excess of the amounts offered in the IPO and related to the closing of a Business Combination, all Class B Shares in issue shall automatically convert into Class A Shares at the time of the consummation of a Business Combination at a ratio for which the Class B Shares shall convert into Class A Shares will be adjusted (unless the holders of a majority of the Class B Shares in issue agree to waive such anti-dilution adjustment with respect to any such issuance or deemed issuance) so that the number of Class A Shares issuable upon conversion of all Class B Shares will equal, on an as-converted basis, in the aggregate, 20 per cent of the sum of all Class A Shares and Class B Shares in issue upon completion of the IPO plus all Class A Shares and Equity linked Securities issued or deemed issued in connection with a Business Combination, excluding any Shares or Equity linked Securities issued, or to be issued, to any seller in a Business Combination and any private placement warrants issued to the Sponsor or its Affiliates upon conversion of working capital loans made to the Company.

17.4
Notwithstanding anything to the contrary contained herein, the foregoing adjustment to the Initial Conversion Ratio may be waived as to any particular issuance or deemed issuance of additional Class A Shares or Equity linked Securities by the written consent or agreement of holders of a majority of the Class B Shares then in issue consenting or agreeing separately as a separate class in the manner provided in the Variation of Rights of Shares Article hereof.

17.5
The foregoing conversion ratio shall also be adjusted to account for any subdivision (by share split, subdivision, exchange, capitalisation, rights issue, reclassification, recapitalisation or otherwise) or combination (by reverse share split, share consolidation, exchange, reclassification, recapitalisation or otherwise) or similar reclassification or recapitalisation of the Class A Shares in issue into a greater or lesser number of shares occurring after the original filing of the Articles without a proportionate and corresponding subdivision, combination or similar reclassification or recapitalisation of the Class B Shares in issue.

17.6
Each Class B Share shall convert into its pro rata number of Class A Shares pursuant to this Article. The pro rata share for each holder of Class B Shares will be determined as follows: each Class B Share shall convert into such number of Class A Shares as is equal to the product of 1 multiplied by a fraction, the numerator of which shall be the total number of Class A Shares into which all of the Class B Shares in issue shall be converted pursuant to this Article and the denominator of which shall be the total number of Class B Shares in issue at the time of conversion.

17.7
References in this Article to “converted”, “conversion” or “exchange” shall mean the compulsory redemption without notice of Class B Shares of any Member and, on behalf of such Members, automatic application of such redemption proceeds in paying for such new Class A Shares into which the Class B Shares have been converted or exchanged at a price per Class B Share necessary to give effect to a conversion or exchange calculated on the basis that the Class A Shares to be issued as part of the conversion or exchange will be issued at par. The Class A Shares to be issued on an exchange or conversion shall be registered in the name of such Member or in such name as the Member may direct.

17.8	Notwithstanding anything to the contrary in this Article, in no event may any Class B Share convert into Class A Shares at a ratio that is less than one-for-one.
18.	AMENDMENTS OF MEMORANDUM AND ARTICLES OF ASSOCIATION AND ALTERATION OF CAPITAL
18.1	The Company may by Ordinary Resolution:
(a)	increase its share capital by such sum as the Ordinary Resolution shall prescribe and with such rights, priorities and privileges annexed thereto, as the Company in general meeting may determine;
(b)	consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;
(c)	convert all or any of its paid-up Shares into stock, and reconvert that stock into paid-up Shares of any denomination;
(d)
by subdivision of its existing Shares or any of them divide the whole or any part of its share capital into Shares of smaller amount than is fixed by the Memorandum or into Shares without par value; and

(e)
cancel any Shares that at the date of the passing of the Ordinary Resolution have not been taken or agreed to be taken by any person and diminish the amount of its share capital by the amount of the Shares so cancelled.

18.2
All new Shares created in accordance with the provisions of the preceding Article shall be subject to the same provisions of the Articles with reference to the payment of calls, liens, transfer, transmission, forfeiture and otherwise as the Shares in the original share capital.

18.3	Subject to the provisions of the Statute and the provisions of the Articles as regards the matters to be dealt with by Ordinary Resolution, the Company may by Special Resolution:
(a)	change its name;
(b)	alter or add to the Articles;
(c)	alter or add to the Memorandum with respect to any objects, powers or other matters specified therein; and
(d)	reduce its share capital or any capital redemption reserve fund.
19.	OFFICES AND PLACES OF BUSINESS
Subject to the provisions of the Statute, the Company may by resolution of the Directors change the location of its Registered Office. The Company may, in addition to its Registered Office, maintain such other offices or places of business as the Directors determine.
20.	GENERAL MEETINGS
20.1	All general meetings other than annual general meetings shall be called extraordinary general meetings.
20.2
The Company may, but shall not (unless required by the Statute) be obliged to, in each year hold a general meeting as its annual general meeting, and shall specify the meeting as such in the notices calling it. Any annual general meeting shall be held at such time and place as the Directors shall appoint. At these meetings the report of the Directors (if any) shall be presented.

20.3
The Directors, the chief executive officer or the chairman of the board of Directors may call general meetings, and, for the avoidance of doubt, Members shall not have the ability to call general meetings.

20.4
Members seeking to bring business before the annual general meeting or to nominate candidates for appointment as Directors at the annual general meeting must deliver notice to the principal executive offices of the Company not less than 120 calendar days before the date of the Company’s proxy statement released to Members in connection with the previous year’s annual general meeting or, if the

Company did not hold an annual general meeting the previous year, or if the date of the current year’s annual general meeting has been changed by more than 30 days from the date of the previous year’s annual general meeting, then the deadline shall be set by the board of Directors with such deadline being a reasonable time before the Company begins to print and send its related proxy materials.
21.	NOTICE OF GENERAL MEETINGS
21.1
At least five clear days’ notice shall be given of any general meeting. Every notice shall specify the place, the day and the hour of the meeting and the general nature of the business to be conducted at the general meeting and shall be given in the manner hereinafter mentioned or in such other manner if any as may be prescribed by the Company, provided that a general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of the Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:

(a)	in the case of an annual general meeting, by all of the Members entitled to attend and vote thereat; and
(b)
in the case of an extraordinary general meeting, by a majority in number of the Members having a right to attend and vote at the meeting, together holding not less than ninety-five per cent in par value of the Shares giving that right.

21.2
The accidental omission to give notice of a general meeting to, or the non receipt of notice of a general meeting by, any person entitled to receive such notice shall not invalidate the proceedings of that general meeting.

22.	PROCEEDINGS AT GENERAL MEETINGS
22.1
No business shall be transacted at any general meeting unless a quorum is present. The holders of a majority of the Shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy shall be a quorum.

22.2
A person may participate at a general meeting by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other. Participation by a person in a general meeting in this manner is treated as presence in person at that meeting.

22.3
A resolution (including a Special Resolution) in writing (in one or more counterparts) signed by or on behalf of all of the Members for the time being entitled to receive notice of and to attend and vote at general meetings (or, being corporations or other non-natural persons, signed by their duly authorised representatives) shall be as valid and effective as if the resolution had been passed at a general meeting of the Company duly convened and held.

22.4
If a quorum is not present within half an hour from the time appointed for the meeting to commence, the meeting shall stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Directors may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting to commence, the Members present shall be a quorum.

22.5
The Directors may, at any time prior to the time appointed for the meeting to commence, appoint any person to act as chairman of a general meeting of the Company or, if the Directors do not make any such appointment, the chairman, if any, of the board of Directors shall preside as chairman at such general meeting. If there is no such chairman, or if he shall not be present within fifteen minutes after the time appointed for the meeting to commence, or is unwilling to act, the Directors present shall elect one of their number to be chairman of the meeting.

22.6
If no Director is willing to act as chairman or if no Director is present within fifteen minutes after the time appointed for the meeting to commence, the Members present shall choose one of their number to be chairman of the meeting.

22.7	The chairman may, with the consent of a meeting at which a quorum is present (and shall if so directed by the meeting) adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.
22.8
When a general meeting is adjourned for thirty days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Otherwise it shall not be necessary to give any such notice of an adjourned meeting.

22.9
If, prior to a Business Combination, a notice is issued in respect of a general meeting and the Directors, in their absolute discretion, consider that it is impractical or undesirable for any reason to hold that general meeting at the place, the day and the hour specified in the notice calling such general meeting, the Directors may postpone the general meeting to another place, day and/or hour provided that notice of the place, the day and the hour of the rearranged general meeting is promptly given to all Members. No business shall be transacted at any postponed meeting other than the business specified in the notice of the original meeting.

22.10
When a general meeting is postponed for thirty days or more, notice of the postponed meeting shall be given as in the case of an original meeting. Otherwise it shall not be necessary to give any such notice of a postponed meeting. All proxy forms submitted for the original general meeting shall remain valid for the postponed meeting. The Directors may postpone a general meeting which has already been postponed.

22.11	A resolution put to the vote of the meeting shall be decided on a poll.
22.12	A poll shall be taken as the chairman directs, and the result of the poll shall be deemed to be the resolution of the general meeting at which the poll was demanded.
22.13
A poll demanded on the election of a chairman or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such date, time and place as the chairman of the general meeting directs, and any business other than that upon which a poll has been demanded or is contingent thereon may proceed pending the taking of the poll.

22.14	In the case of an equality of votes the chairman shall be entitled to a second or casting vote.
23.	VOTES OF MEMBERS
23.1	Subject to any rights or restrictions attached to any Shares, every Member present in any such manner shall have one vote for every Share of which he is the holder.
23.2
In the case of joint holders the vote of the senior holder who tenders a vote, whether in person or by proxy (or, in the case of a corporation or other non-natural person, by its duly authorised representative or proxy), shall be accepted to the exclusion of the votes of the other joint holders, and seniority shall be determined by the order in which the names of the holders stand in the Register of Members.

23.3
A Member of unsound mind, or in respect of whom an order has been made by any court, having jurisdiction in lunacy, may vote by his committee, receiver, curator bonis, or other person on such Member’s behalf appointed by that court, and any such committee, receiver, curator bonis or other person may vote by proxy.

23.4
No person shall be entitled to vote at any general meeting unless he is registered as a Member on the record date for such meeting nor unless all calls or other monies then payable by him in respect of Shares have been paid.

23.5
No objection shall be raised as to the qualification of any voter except at the general meeting or adjourned general meeting at which the vote objected to is given or tendered and every vote not disallowed at the meeting shall be valid. Any objection made in due time in accordance with this Article shall be referred to the chairman whose decision shall be final and conclusive.

23.6
Votes may be cast either personally or by proxy (or in the case of a corporation or other non-natural person by its duly authorised representative or proxy). A Member may appoint more than one proxy or the same proxy under one or more instruments to attend and vote at a meeting. Where a Member appoints more than one proxy the instrument of proxy shall specify the number of Shares in respect of which each proxy is entitled to exercise the related votes.

23.7
A Member holding more than one Share need not cast the votes in respect of his Shares in the same way on any resolution and therefore may vote a Share or some or all such Shares either for or against a resolution and/or abstain from voting a Share or some or all of the Shares and, subject to the terms of the instrument appointing him, a proxy appointed under one or more instruments may vote a Share or some or all of the Shares in respect of which he is appointed either for or against a resolution and/or abstain from voting a Share or some or all of the Shares in respect of which he is appointed.

24.	PROXIES
24.1
The instrument appointing a proxy shall be in writing and shall be executed under the hand of the appointor or of his attorney duly authorised in writing, or, if the appointor is a corporation or other non natural person, under the hand of its duly authorised representative. A proxy need not be a Member.

24.2
The Directors may, in the notice convening any meeting or adjourned meeting, or in an instrument of proxy sent out by the Company, specify the manner by which the instrument appointing a proxy shall be deposited and the place and the time (being not later than the time appointed for the commencement of the meeting or adjourned meeting to which the proxy relates) at which the instrument appointing a proxy shall be deposited. In the absence of any such direction from the Directors in the notice convening any meeting or adjourned meeting or in an instrument of proxy sent out by the Company, the instrument appointing a proxy shall be deposited physically at the Registered Office not less than 48 hours before the time appointed for the meeting or adjourned meeting to commence at which the person named in the instrument proposes to vote.

24.3
The chairman may in any event at his discretion declare that an instrument of proxy shall be deemed to have been duly deposited. An instrument of proxy that is not deposited in the manner permitted, or which has not been declared to have been duly deposited by the chairman, shall be invalid.

24.4
The instrument appointing a proxy may be in any usual or common form (or such other form as the Directors may approve) and may be expressed to be for a particular meeting or any adjournment thereof or generally until revoked. An instrument appointing a proxy shall be deemed to include the power to demand or join or concur in demanding a poll.

24.5
Votes given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or insanity of the principal or revocation of the proxy or of the authority under which the proxy was executed, or the transfer of the Share in respect of which the proxy is given unless notice in writing of such death, insanity, revocation or transfer was received by the Company at the Registered Office before the commencement of the general meeting, or adjourned meeting at which it is sought to use the proxy.

25.	CORPORATE MEMBERS
25.1
Any corporation or other non-natural person which is a Member may in accordance with its constitutional documents, or in the absence of such provision by resolution of its directors or other governing body, authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of Members, and the person so authorised shall be entitled to exercise the same powers on behalf of the corporation which he represents as the corporation could exercise if it were an individual Member.

25.2
If a Clearing House (or its nominee(s)), being a corporation, is a Member, it may authorise such persons as it sees fit to act as its representative at any meeting of the Company or at any meeting of any class of Members provided that the authorisation shall specify the number and class of Shares in respect of which each such representative is so authorised. Each person so authorised under the provisions of this Article shall be deemed to have been duly authorised without further evidence of the facts and be entitled to exercise the same rights and powers on behalf of the Clearing House (or its nominee(s)) as if such person was the registered holder of such Shares held by the Clearing House (or its nominee(s)).

26.	SHARES THAT MAY NOT BE VOTED
Shares in the Company that are beneficially owned by the Company shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding Shares at any given time.
27.	DIRECTORS
27.1	There shall be a board of Directors consisting of not less than one person provided however that the Company may by Ordinary Resolution increase or reduce the limits in the number of Directors.
27.2
The Directors shall be divided into three classes: Class I, Class II and Class III. The number of Directors in each class shall be as nearly equal as possible. Upon the adoption of the Articles, the existing Directors shall by resolution classify themselves as Class I, Class II or Class III Directors. The Class I Directors shall stand elected for a term expiring at the Company’s first annual general meeting, the Class II Directors shall stand elected for a term expiring at the Company’s second annual general meeting and the Class III Directors shall stand elected for a term expiring at the Company’s third annual general meeting. Commencing at the Company’s first annual general meeting, and at each annual general meeting thereafter, Directors elected to succeed those Directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual general meeting after their election. Except as the Statute or other Applicable Law may otherwise require, in the interim between annual general meetings or extraordinary general meetings called for the election of Directors and/or the removal of one or more Directors and the filling of any vacancy in that connection, additional Directors and any vacancies in the board of Directors, including unfilled vacancies resulting from the removal of Directors for cause, may be filled by the vote of a majority of the remaining Directors then in office, although less than a quorum (as defined in the Articles), or by the sole remaining Director. All Directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified. A Director elected to fill a vacancy resulting from the death, resignation or removal of a Director shall serve for the remainder of the full term of the Director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.

28.	POWERS OF DIRECTORS
28.1
Subject to the provisions of the Statute, the Memorandum and the Articles and to any directions given by Special Resolution, the business of the Company shall be managed by the Directors who may exercise all the powers of the Company. No alteration of the Memorandum or Articles and no such direction shall invalidate any prior act of the Directors which would have been valid if that alteration had not been made or that direction had not been given. A duly convened meeting of Directors at which a quorum is present may exercise all powers exercisable by the Directors.

28.2
All cheques, promissory notes, drafts, bills of exchange and other negotiable or transferable instruments and all receipts for monies paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed as the case may be in such manner as the Directors shall determine by resolution.

28.3
The Directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any Director who has held any other salaried office or place of profit with the Company or to his widow or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

28.4
The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and assets (present and future) and uncalled capital or any part thereof and to issue debentures, debenture stock, mortgages, bonds and other such securities whether outright or as security for any debt, liability or obligation of the Company or of any third party.

29.	APPOINTMENT AND REMOVAL OF DIRECTORS
29.1	Prior to the closing of a Business Combination, the Company may by Ordinary Resolution of the holders of the Class B Shares appoint any person to be a Director or may by Ordinary Resolution of the holders of the Class B Shares remove any Director. For the avoidance of doubt, prior to the closing of a Business Combination, holders of Class A Shares shall have no right to vote on the appointment or removal of any Director.
29.2
The Directors may appoint any person to be a Director, either to fill a vacancy or as an additional Director provided that the appointment does not cause the number of Directors to exceed any number fixed by or in accordance with the Articles as the maximum number of Directors.

29.3	After the closing of a Business Combination, the Company may by Ordinary Resolution appoint any person to be a Director or may by Ordinary Resolution remove any Director.
30.	VACATION OF OFFICE OF DIRECTOR
The office of a Director shall be vacated if:
(a)	the Director gives notice in writing to the Company that he resigns the office of Director; or
(b)
the Director absents himself (for the avoidance of doubt, without being represented by proxy) from three consecutive meetings of the board of Directors without special leave of absence from the Directors, and the Directors pass a resolution that he has by reason of such absence vacated office; or

(c)	the Director dies, becomes bankrupt or makes any arrangement or composition with his creditors generally; or
(d)	the Director is found to be or becomes of unsound mind; or
(e)
all of the other Directors (being not less than two in number) determine that he should be removed as a Director, either by a resolution passed by all of the other Directors at a meeting of the Directors duly convened and held in accordance with the Articles or by a resolution in writing signed by all of the other Directors.

31.	PROCEEDINGS OF DIRECTORS
31.1	The quorum for the transaction of the business of the Directors may be fixed by the Directors, and unless so fixed shall be a majority of the Directors then in office.
31.2
Subject to the provisions of the Articles, the Directors may regulate their proceedings as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In the case of an equality of votes, the chairman shall have a second or casting vote.

31.3
A person may participate in a meeting of the Directors or any committee of Directors by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other at the same time. Participation by a person in a meeting in this manner is treated as presence in person at that meeting. Unless otherwise determined by the Directors, the meeting shall be deemed to be held at the place where the chairman is located at the start of the meeting.

31.4
A resolution in writing (in one or more counterparts) signed by all the Directors or all the members of a committee of the Directors or, in the case of a resolution in writing relating to the removal of any Director or the vacation of office by any Director, all of the Directors other than the Director who is the subject of such resolution shall be as valid and effectual as if it had been passed at a meeting of the Directors, or committee of Directors as the case may be, duly convened and held.

31.5
A Director may, or other Officer on the direction of a Director shall, call a meeting of the Directors by at least two days’ notice in writing to every Director which notice shall set forth the general nature of the business to be considered unless notice is waived by all the Directors either at, before or after the meeting is held. To any such notice of a meeting of the Directors all the provisions of the Articles relating to the giving of notices by the Company to the Members shall apply mutatis mutandis.

31.6
The continuing Directors (or a sole continuing Director, as the case may be) may act notwithstanding any vacancy in their body, but if and so long as their number is reduced below the number fixed by or pursuant to the Articles as the necessary quorum of Directors the continuing Directors or Director may act for the purpose of increasing the number of Directors to be equal to such fixed number, or of summoning a general meeting of the Company, but for no other purpose.
31.7
The Directors may elect a chairman of their board and determine the period for which he is to hold office; but if no such chairman is elected, or if at any meeting the chairman is not present within five minutes after the time appointed for the meeting to commence, the Directors present may choose one of their number to be chairman of the meeting.

31.8
All acts done by any meeting of the Directors or of a committee of the Directors shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any Director, and/or that they or any of them were disqualified, and/or had vacated their office and/or were not entitled to vote, be as valid as if every such person had been duly appointed and/or not disqualified to be a Director and/or had not vacated their office and/or had been entitled to vote, as the case may be.

31.9
A Director may be represented at any meetings of the board of Directors by a proxy appointed in writing by him. The proxy shall count towards the quorum and the vote of the proxy shall for all purposes be deemed to be that of the appointing Director.

32.	PRESUMPTION OF ASSENT
A Director who is present at a meeting of the board of Directors at which action on any Company matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent from such action with the person acting as the chairman or secretary of the meeting before the adjournment thereof or shall forward such dissent by registered post to such person immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favour of such action.
33.	DIRECTORS’ INTERESTS
33.1
A Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with his office of Director for such period and on such terms as to remuneration and otherwise as the Directors may determine.

33.2
A Director may act by himself or by, through or on behalf of his firm in a professional capacity for the Company and he or his firm shall be entitled to remuneration for professional services as if he were not a Director.

33.3
A Director may be or become a director or other officer of or otherwise interested in any company promoted by the Company or in which the Company may be interested as a shareholder, a contracting party or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by him as a director or officer of, or from his interest in, such other company.

33.4
No person shall be disqualified from the office of Director or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or transaction entered into by or on behalf of the Company in which any Director shall be in any way interested be or be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realised by or arising in connection with any such contract or transaction by reason of such Director holding office or of the fiduciary relationship thereby established. A Director shall be at liberty to vote in respect of any contract or transaction in which he is interested provided that the nature of the interest of any Director in any such contract or transaction shall be disclosed by him at or prior to its consideration and any vote thereon.

33.5
A general notice that a Director is a shareholder, director, officer or employee of any specified firm or company and is to be regarded as interested in any transaction with such firm or company shall be sufficient disclosure for the purposes of voting on a resolution in respect of a contract or transaction in which he has an interest, and after such general notice it shall not be necessary to give special notice relating to any particular transaction.

34.	MINUTES
The Directors shall cause minutes to be made in books kept for the purpose of recording all appointments of Officers made by the Directors, all proceedings at meetings of the Company or the holders of any class of Shares and of the Directors, and of committees of the Directors, including the names of the Directors present at each meeting.
35.	DELEGATION OF DIRECTORS’ POWERS
35.1
The Directors may delegate any of their powers, authorities and discretions, including the power to sub-delegate, to any committee consisting of one or more Directors (including, without limitation, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee). Any such delegation may be made subject to any conditions the Directors may impose and either collaterally with or to the exclusion of their own powers and any such delegation may be revoked or altered by the Directors. Subject to any such conditions, the proceedings of a committee of Directors shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

35.2
The Directors may establish any committees, local boards or agencies or appoint any person to be a manager or agent for managing the affairs of the Company and may appoint any person to be a member of such committees, local boards or agencies. Any such appointment may be made subject to any conditions the Directors may impose, and either collaterally with or to the exclusion of their own powers and any such appointment may be revoked or altered by the Directors. Subject to any such conditions, the proceedings of any such committee, local board or agency shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

35.3
The Directors may adopt formal written charters for committees and, if so adopted, shall review and assess the adequacy of such formal written charters on an annual basis. Each of these committees shall be empowered to do all things necessary to exercise the rights of such committee set forth in the Articles and shall have such powers as the Directors may delegate pursuant to the Articles and as required by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. Each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, if established, shall consist of such number of Directors as the Directors shall from time to time determine (or such minimum number as may be required from time to time by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law). For so long as any class of Shares is listed on the Designated Stock Exchange, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee shall be made up of such number of Independent Directors as is required from time to time by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law.

35.4
The Directors may by power of attorney or otherwise appoint any person to be the agent of the Company on such conditions as the Directors may determine, provided that the delegation is not to the exclusion of their own powers and may be revoked by the Directors at any time.

35.5
The Directors may by power of attorney or otherwise appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or authorised signatory of the Company for such purpose and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under the Articles) and for such period and subject to such conditions as they may think fit, and any such powers of attorney or other appointment may contain such provisions for the protection and convenience of persons dealing with any such attorneys or authorised signatories as the Directors may think fit and may also authorise any such attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in him.

35.6
The Directors may appoint such Officers as they consider necessary on such terms, at such remuneration and to perform such duties, and subject to such provisions as to disqualification and removal as the Directors may think fit. Unless otherwise specified in the terms of his appointment an

Officer may be removed by resolution of the Directors or Members. An Officer may vacate his office at any time if he gives notice in writing to the Company that he resigns his office.
36.	NO MINIMUM SHAREHOLDING
The Company in general meeting may fix a minimum shareholding required to be held by a Director, but unless and until such a shareholding qualification is fixed a Director is not required to hold Shares.
37.	REMUNERATION OF DIRECTORS
37.1
The remuneration to be paid to the Directors, if any, shall be such remuneration as the Directors shall determine, provided that no cash remuneration shall be paid to any Director by the Company prior to the consummation of a Business Combination. The Directors shall also, whether prior to or after the consummation of a Business Combination, be entitled to be paid all travelling, hotel and other expenses properly incurred by them in connection with their attendance at meetings of Directors or committees of Directors, or general meetings of the Company, or separate meetings of the holders of any class of Shares or debentures of the Company, or otherwise in connection with the business of the Company or the discharge of their duties as a Director, or to receive a fixed allowance in respect thereof as may be determined by the Directors, or a combination partly of one such method and partly the other.

37.2
The Directors may by resolution approve additional remuneration to any Director for any services which in the opinion of the Directors go beyond his ordinary routine work as a Director. Any fees paid to a Director who is also counsel, attorney or solicitor to the Company, or otherwise serves it in a professional capacity shall be in addition to his remuneration as a Director.

38.	SEAL
38.1
The Company may, if the Directors so determine, have a Seal. The Seal shall only be used by the authority of the Directors or of a committee of the Directors authorised by the Directors. Every instrument to which the Seal has been affixed shall be signed by at least one person who shall be either a Director or some Officer or other person appointed by the Directors for the purpose.

38.2
The Company may have for use in any place or places outside the Cayman Islands a duplicate Seal or Seals each of which shall be a facsimile of the common Seal of the Company and, if the Directors so determine, with the addition on its face of the name of every place where it is to be used.

38.3
A Director or Officer, representative or attorney of the Company may without further authority of the Directors affix the Seal over his signature alone to any document of the Company required to be authenticated by him under seal or to be filed with the Registrar of Companies in the Cayman Islands or elsewhere wheresoever.

39.	DIVIDENDS, DISTRIBUTIONS AND RESERVE
39.1
Subject to the Statute and this Article and except as otherwise provided by the rights attached to any Shares, the Directors may resolve to pay Dividends and other distributions on Shares in issue and authorise payment of the Dividends or other distributions out of the funds of the Company lawfully available therefor. A Dividend shall be deemed to be an interim Dividend unless the terms of the resolution pursuant to which the Directors resolve to pay such Dividend specifically state that such Dividend shall be a final Dividend. No Dividend or other distribution shall be paid except out of the realised or unrealised profits of the Company, out of the share premium account or as otherwise permitted by law.

39.2
Except as otherwise provided by the rights attached to any Shares, all Dividends and other distributions shall be paid according to the par value of the Shares that a Member holds. If any Share is issued on terms providing that it shall rank for Dividend as from a particular date, that Share shall rank for Dividend accordingly.

39.3	The Directors may deduct from any Dividend or other distribution payable to any Member all sums of money (if any) then payable by him to the Company on account of calls or otherwise.
39.4	The Directors may resolve that any Dividend or other distribution be paid wholly or partly by the distribution of specific assets and in particular (but without limitation) by the distribution of shares, debentures, or securities of any other company or in any one or more of such ways and where any difficulty arises in regard to such distribution, the Directors may settle the same as they think expedient and in particular may issue fractional Shares and may fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Members upon the basis of the value so fixed in order to adjust the rights of all Members and may vest any such specific assets in trustees in such manner as may seem expedient to the Directors.
39.5
Except as otherwise provided by the rights attached to any Shares, Dividends and other distributions may be paid in any currency. The Directors may determine the basis of conversion for any currency conversions that may be required and how any costs involved are to be met.

39.6
The Directors may, before resolving to pay any Dividend or other distribution, set aside such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors, be applicable for any purpose of the Company and pending such application may, at the discretion of the Directors, be employed in the business of the Company.

39.7
Any Dividend, other distribution, interest or other monies payable in cash in respect of Shares may be paid by wire transfer to the holder or by cheque or warrant sent through the post directed to the registered address of the holder or, in the case of joint holders, to the registered address of the holder who is first named on the Register of Members or to such person and to such address as such holder or joint holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent. Any one of two or more joint holders may give effectual receipts for any Dividends, other distributions, bonuses, or other monies payable in respect of the Share held by them as joint holders.

39.8	No Dividend or other distribution shall bear interest against the Company.
39.9
Any Dividend or other distribution which cannot be paid to a Member and/or which remains unclaimed after six months from the date on which such Dividend or other distribution becomes payable may, in the discretion of the Directors, be paid into a separate account in the Company’s name, provided that the Company shall not be constituted as a trustee in respect of that account and the Dividend or other distribution shall remain as a debt due to the Member. Any Dividend or other distribution which remains unclaimed after a period of six years from the date on which such Dividend or other distribution becomes payable shall be forfeited and shall revert to the Company.

40.	CAPITALISATION
The Directors may at any time capitalise any sum standing to the credit of any of the Company’s reserve accounts or funds (including the share premium account and capital redemption reserve fund) or any sum standing to the credit of the profit and loss account or otherwise available for distribution; appropriate such sum to Members in the proportions in which such sum would have been divisible amongst such Members had the same been a distribution of profits by way of Dividend or other distribution; and apply such sum on their behalf in paying up in full unissued Shares for allotment and distribution credited as fully paid-up to and amongst them in the proportion aforesaid. In such event the Directors shall do all acts and things required to give effect to such capitalisation, with full power given to the Directors to make such provisions as they think fit in the case of Shares becoming distributable in fractions (including provisions whereby the benefit of fractional entitlements accrue to the Company rather than to the Members concerned). The Directors may authorise any person to enter on behalf of all of the Members interested into an agreement with the Company providing for such capitalisation and matters incidental or relating thereto and any agreement made under such authority shall be effective and binding on all such Members and the Company.
41.	BOOKS OF ACCOUNT
41.1
The Directors shall cause proper books of account (including, where applicable, material underlying documentation including contracts and invoices) to be kept with respect to all sums of money received and expended by the Company and the matters in respect of which the receipt or expenditure takes place, all sales and purchases of goods by the Company and the assets and liabilities of the Company.

Such books of account must be retained for a minimum period of five years from the date on which they are prepared. Proper books shall not be deemed to be kept if there are not kept such books of account as are necessary to give a true and fair view of the state of the Company’s affairs and to explain its transactions.
41.2
The Directors shall determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Members not being Directors and no Member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by Statute or authorised by the Directors or by the Company in general meeting.

41.3
The Directors may cause to be prepared and to be laid before the Company in general meeting profit and loss accounts, balance sheets, group accounts (if any) and such other reports and accounts as may be required by law.

42.	AUDIT
42.1	The Directors may appoint an Auditor of the Company who shall hold office on such terms as the Directors determine.
42.2
Without prejudice to the freedom of the Directors to establish any other committee, if the Shares (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, and if required by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Directors shall establish and maintain an Audit Committee as a committee of the Directors and shall adopt a formal written Audit Committee charter and review and assess the adequacy of the formal written charter on an annual basis. The composition and responsibilities of the Audit Committee shall comply with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law.

42.3
If the Shares (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and shall utilise the Audit Committee for the review and approval of potential conflicts of interest.

42.4	The remuneration of the Auditor shall be fixed by the Audit Committee (if one exists).
42.5
If the office of Auditor becomes vacant by resignation or death of the Auditor, or by his becoming incapable of acting by reason of illness or other disability at a time when his services are required, the Directors shall fill the vacancy and determine the remuneration of such Auditor.

42.6
Every Auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the Directors and Officers such information and explanation as may be necessary for the performance of the duties of the Auditor.

42.7
Auditors shall, if so required by the Directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an ordinary company, and at the next extraordinary general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an exempted company, and at any other time during their term of office, upon request of the Directors or any general meeting of the Members.

43.	NOTICES
43.1
Notices shall be in writing and may be given by the Company to any Member either personally or by sending it by courier, post, cable, telex, fax or e-mail to him or to his address as shown in the Register of Members (or where the notice is given by e-mail by sending it to the e-mail address provided by such Member). Notice may also be served by Electronic Communication in accordance with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or by placing it on the Company’s Website.

43.2	Where a notice is sent by:
(a)
courier; service of the notice shall be deemed to be effected by delivery of the notice to a courier company, and shall be deemed to have been received on the third day (not including Saturdays or Sundays or public holidays) following the day on which the notice was delivered to the courier;

(b)
post; service of the notice shall be deemed to be effected by properly addressing, pre paying and posting a letter containing the notice, and shall be deemed to have been received on the fifth day (not including Saturdays or Sundays or public holidays in the Cayman Islands) following the day on which the notice was posted;

(c)
cable, telex or fax; service of the notice shall be deemed to be effected by properly addressing and sending such notice and shall be deemed to have been received on the same day that it was transmitted;

(d)
e-mail or other Electronic Communication; service of the notice shall be deemed to be effected by transmitting the e-mail to the e-mail address provided by the intended recipient and shall be deemed to have been received on the same day that it was sent, and it shall not be necessary for the receipt of the e-mail to be acknowledged by the recipient; and

(e)	placing it on the Company’s Website; service of the notice shall be deemed to have been effected one hour after the notice or document was placed on the Company’s Website.
43.3
A notice may be given by the Company to the person or persons which the Company has been advised are entitled to a Share or Shares in consequence of the death or bankruptcy of a Member in the same manner as other notices which are required to be given under the Articles and shall be addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt, or by any like description at the address supplied for that purpose by the persons claiming to be so entitled, or at the option of the Company by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

43.4
Notice of every general meeting shall be given in any manner authorised by the Articles to every holder of Shares carrying an entitlement to receive such notice on the record date for such meeting except that in the case of joint holders the notice shall be sufficient if given to the joint holder first named in the Register of Members and every person upon whom the ownership of a Share devolves by reason of his being a legal personal representative or a trustee in bankruptcy of a Member where the Member but for his death or bankruptcy would be entitled to receive notice of the meeting, and no other person shall be entitled to receive notices of general meetings.

44.	WINDING UP
44.1
If the Company shall be wound up, the liquidator shall apply the assets of the Company in satisfaction of creditors’ claims in such manner and order as such liquidator thinks fit. Subject to the rights attaching to any Shares, in a winding up:

(a)
if the assets available for distribution amongst the Members shall be insufficient to repay the whole of the Company’s issued share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the par value of the Shares held by them; or

(b)
if the assets available for distribution amongst the Members shall be more than sufficient to repay the whole of the Company’s issued share capital at the commencement of the winding up, the surplus shall be distributed amongst the Members in proportion to the par value of the Shares held by them at the commencement of the winding up subject to a deduction from those Shares in respect of which there are monies due, of all monies payable to the Company for unpaid calls or otherwise.

44.2
If the Company shall be wound up the liquidator may, subject to the rights attaching to any Shares and with the approval of a Special Resolution of the Company and any other approval required by the Statute, divide amongst the Members in kind the whole or any part of the assets of the Company (whether such assets shall consist of property of the same kind or not) and may for that purpose value any assets and determine how the division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like approval, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator, with the like approval, shall think fit, but so that no Member shall be compelled to accept any asset upon which there is a liability.
45.	INDEMNITY AND INSURANCE
45.1
Every Director and Officer (which for the avoidance of doubt, shall not include auditors of the Company), together with every former Director and former Officer (each an “Indemnified Person”) shall be indemnified out of the assets of the Company against any liability, action, proceeding, claim, demand, costs, damages or expenses, including legal expenses, whatsoever which they or any of them may incur as a result of any act or failure to act in carrying out their functions other than such liability (if any) that they may incur by reason of their own actual fraud, wilful neglect or wilful default. No Indemnified Person shall be liable to the Company for any loss or damage incurred by the Company as a result (whether direct or indirect) of the carrying out of their functions unless that liability arises through the actual fraud, wilful neglect or wilful default of such Indemnified Person. No person shall be found to have committed actual fraud, wilful neglect or wilful default under this Article unless or until a court of competent jurisdiction shall have made a finding to that effect.

45.2
The Company shall advance to each Indemnified Person reasonable attorneys’ fees and other costs and expenses incurred in connection with the defence of any action, suit, proceeding or investigation involving such Indemnified Person for which indemnity will or could be sought. In connection with any advance of any expenses hereunder, the Indemnified Person shall execute an undertaking to repay the advanced amount to the Company if it shall be determined by final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification pursuant to this Article. If it shall be determined by a final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification with respect to such judgment, costs or expenses, then such party shall not be indemnified with respect to such judgment, costs or expenses and any advancement shall be returned to the Company (without interest) by the Indemnified Person.

45.3
The Directors, on behalf of the Company, may purchase and maintain insurance for the benefit of any Director or Officer against any liability which, by virtue of any rule of law, would otherwise attach to such person in respect of any negligence, default, breach of duty or breach of trust of which such person may be guilty in relation to the Company.

46.	FINANCIAL YEAR
Unless the Directors otherwise prescribe, the financial year of the Company shall end on 31st December in each year and, following the year of incorporation, shall begin on 1st January in each year.
47.	TRANSFER BY WAY OF CONTINUATION
If the Company is exempted as defined in the Statute, it shall, subject to the provisions of the Statute and with the approval of a Special Resolution, have the power to register by way of continuation as a body corporate under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.
48.	MERGERS AND CONSOLIDATIONS
The Company shall have the power to merge or consolidate with one or more other constituent companies (as defined in the Statute) upon such terms as the Directors may determine and (to the extent required by the Statute) with the approval of a Special Resolution.
49.	BUSINESS COMBINATION
49.1
Notwithstanding any other provision of the Articles, this Article shall apply during the period commencing upon the adoption of the Articles and terminating upon the first to occur of the consummation of a Business Combination and the full distribution of the Trust Account pursuant to this Article. In the event of a conflict between this Article and any other Articles, the provisions of this Article shall prevail.

49.2	Prior to the consummation of a Business Combination, the Company shall either:
(a)	submit such Business Combination to its Members for approval; or
(b)
provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable and amounts withdrawn to fund the Company’s working capital requirements, if any), divided by the number of then issued Public Shares. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.

49.3
If the Company initiates any tender offer in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act in connection with a proposed Business Combination, it shall file tender offer documents with the Securities and Exchange Commission prior to completing such Business Combination which contain substantially the same financial and other information about such Business Combination and the redemption rights as is required under Regulation 14A of the Exchange Act. If, alternatively, the Company holds a general meeting to approve a proposed Business Combination, the Company will conduct any redemptions in conjunction with a proxy solicitation pursuant to Regulation 14A of the Exchange Act, and not pursuant to the tender offer rules, and file proxy materials with the Securities and Exchange Commission.

49.4
At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination.

49.5
Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, at least two business days prior to any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15 per cent of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of taxes payable and amounts withdrawn to fund the Company’s working capital requirements) and not previously released to the Company to pay its taxes or fund the Company’s working capital requirements, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and consummated.

49.6
A Member may not withdraw a Redemption Notice once submitted to the Company unless the Directors determine (in their sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part).

49.7
In the event that the Company does not consummate a Business Combination on or before February 9, 2024, or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)	cease all operations except for the purpose of winding up;
(b)
as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable, expenses relating to the administration of the trust account, amounts withdrawn to fund the Company’s working capital requirements and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and
(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.
49.8	In the event that any amendment is made to this Article:
(a)
to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination on or before February 9, 2024; or

(b)
with respect to any other provision relating to Members’ rights or pre-Business Combination activity, the Company shall provide the holders of Public Shares with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes or fund the Company’s working capital requirements, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.

49.9
A holder of Public Shares shall be entitled to receive distributions from the Trust Account only in the event of an IPO Redemption, a repurchase of Shares by means of a tender offer pursuant to this Article, or a distribution of the Trust Account pursuant to this Article. In no other circumstance shall a holder of Public Shares have any right or interest of any kind in the Trust Account.

49.10
After the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a)	receive funds from the Trust Account; or
(b)	vote as a class with Public Shares on a Business Combination.
49.11	The uninterested Independent Directors shall approve any transaction or transactions between the Company and any of the following parties:
(a)	any Member owning an interest in the voting power of the Company that gives such Member a significant influence over the Company; and
(b)	any Director or Officer and any Affiliate of such Director or Officer.
49.12
A Director may vote in respect of a Business Combination in which such Director has a conflict of interest with respect to the evaluation of such Business Combination. Such Director must disclose such interest or conflict to the other Directors.

49.13
As long as the securities of the Company are listed on the Nasdaq Capital Market, the Company must complete one or more Business Combinations having an aggregate fair market value of at least 80 per cent of the assets held in the Trust Account (net of amounts previously disbursed to the Company’s management for taxes, amounts withdrawn to fund the Company’s working capital requirements and excluding the amount of deferred underwriting discounts held in the Trust Account) at the time of the Company’s signing a definitive agreement in connection with a Business Combination. A Business Combination must not be effectuated with another blank cheque company or a similar company with nominal operations.

49.14
The Company may enter into a Business Combination with a target business that is Affiliated with the Sponsor, a Founder, a Director or an Officer. In the event the Company seeks to complete a Business Combination with a target that is Affiliated with the Sponsor, a Founder, a Director or an Officer, the

Company, or a committee of Independent Directors, will obtain an opinion from an independent investment banking firm or another valuation or appraisal firm that regularly renders fairness opinions on the type of target business the Company is seeking to acquire that such a Business Combination is fair to the Company from a financial point of view.
50.	BUSINESS OPPORTUNITIES
50.1
To the fullest extent permitted by Applicable Law, no individual serving as a Director or an Officer (“Management”) shall have any duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Company. To the fullest extent permitted by Applicable Law, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for Management, on the one hand, and the Company, on the other. Except to the extent expressly assumed by contract, to the fullest extent permitted by Applicable Law, Management shall have no duty to communicate or offer any such corporate opportunity to the Company and shall not be liable to the Company or its Members for breach of any fiduciary duty as a Member, Director and/or Officer solely by reason of the fact that such party pursues or acquires such corporate opportunity for itself, himself or herself, directs such corporate opportunity to another person, or does not communicate information regarding such corporate opportunity to the Company.

50.2
Except as provided elsewhere in this Article, the Company hereby renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for both the Company and Management, about which a Director and/or Officer who is also a member of Management acquires knowledge.

50.3
To the extent a court might hold that the conduct of any activity related to a corporate opportunity that is renounced in this Article to be a breach of duty to the Company or its Members, the Company hereby waives, to the fullest extent permitted by Applicable Law, any and all claims and causes of action that the Company may have for such activities. To the fullest extent permitted by Applicable Law, the provisions of this Article apply equally to activities conducted in the future and that have been conducted in the past.

22712 RMG Acq. III Proxy Card Rev1 Front

**YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.**

**Vote by Internet – QUICK ★★★ EASY**
**IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail**

# RMG ACQUISITION CORP. III

**Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on ________, 2023.**

**INTERNET – www.cstproxyvote.com**
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

**Vote at the Meeting –**
If you plan to attend the virtual online extraordinary general meeting, you will need your 12 digit control number to vote electronically at the extraordinary general meeting. To attend the extraordinary general meeting, visit:
**https://www.cstproxy.com/rmgiii/2023**

**MAIL –** Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

**PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.**

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

Please mark your votes like this **X**

**PROXY**

**THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.**

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

CONTROL NUMBER

☐

**Signature**______________________________ **Signature, if held jointly**______________________________ **Date**_____________.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

22712 RMG Acq. III Proxy Card Rev1 Back

**To view the 2023 Proxy Statement and to Attend the Extraordinary General Meeting, please go to: https://www.cstproxy.com/rmgiii/2023**

**▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲**

**PROXY**

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS**

# RMG ACQUISITION CORP. III

**EXTRAORDINARY GENERAL MEETING TO BE HELD ON _______, 2023 AT ____ AM ET**

The undersigned appoints __________ and _________, and each of them, as proxies, each with the power to appoint their substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the ordinary shares of RMG Acquisition Corp. III ("**RMGC**") held of record by the undersigned at the close of business on _______, 2023 at the Extraordinary General Meeting of RMG Acquisition Corp. III ("**RMGC**") to be held on _______, 2023 at 10:00 a.m. ET.

**THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.**

**(Continued and to be marked, dated and signed on the other side)**